As filed with the Securities and Exchange	Registration No. 333-72753
Commission on February 24, 2003

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X]
Pre-Effective Amendment No.__	[ ]
Post-Effective Amendment No. 7	[ X]

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X]

(Check appropriate box or boxes.)

Security Life Separate Account L1
(Exact Name of Registrant)

Security Life of Denver Insurance Company
(Name of Depositor)

1290 Broadway
Denver, Colorado 80203-5699
(Address of Depositor’s Principal Executive Offices)

(800) 525-9852
Depositor’s Telephone Number, including Area Code
J. Neil McMurdie, Counsel
ING Americas (U.S. Legal Services)
151 Farmington Avenue, TS31, Hartford Connecticut 06156
(Name and Address of Agent for Service)

Kimberly J. Smith, Chief Counsel
ING Americas (U.S. Legal Services)
1475 Dunwoody Drive, West Chester, Pennsylvania 19380

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on May 1, 2003 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[X]	on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

VARIABLE SURVIVORSHIP A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY issued by Security Life of Denver Insurance Company and its Security Life Separate Account L1

The Policy	The Fund Families
Is issued by Security Life of Denver Insurance Company. Is returnable by you during the free look period if you are not satisfied.	57 funds from the following fund families are available through the policy.
Premium Payments
Are flexible, so the premium amount and frequency may vary. Are allocated to the variable account and the fixed account, based on your instructions. Are subject to specified fees and charges.
  AIM Variable Insurance Funds
  Alger American Funds
  American Funds Insurance Series
  Fidelity® Variable Insurance Products Funds
  ING Income Shares
  ING Investors Trust
  ING Partners, Inc.
  ING Variable Portfolios, Inc.
  ING Variable Products (VP) Trust
  INVESCO Variable Investment Funds, Inc.
  Janus Aspen Series
  Neuberger Berman Advisers Management Trust
  Pioneer Variable Contracts Trust
  Putnam Variable Trust
  Van Eck Worldwide Insurance Trust

The Policy Value
  Is the sum of your holdings in the fixed account, the variable account and the loan account.
  Has no guaranteed minimum value under the variable account. The value varies with the value of the sub-accounts you select.
  Has a minimum guaranteed rate of return for amounts in the fixed account.
  Is subject to specified fees and charges including possible surrender charges.

Death Benefit Proceeds
Are paid if your policy is in force when the second of the insured people dies. Are calculated under your choice of options:
  Option 1 - the base death benefit is the greater of the amount of basic insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A;
  Option 2 - the base death benefit is the greater of the amount of basic insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

  Are equal to the base death benefit plus any rider benefits minus any outstanding loans, accrued loan interest and unpaid fees and charges.
  Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

This prospectus describes what you should know before purchasing the Variable Survivorship variable universal life insurance policy. Please read it carefully and keep it for future reference. A prospectus for each of the funds available through the policy must accompany and should be read together with this prospectus.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is NOT a bank deposit or obligation, insured by the FDIC or backed by any bank or government agency.
The date of this prospectus is May 1, 2003

TABLE OF CONTENTS
	Page		Page
POLICY SUMMARY	3	TAX CONSIDERATIONS	48
The Policy's Features and Benefits	3	Tax Status of the Company	48
Factors You Should Consider Before Purchasing a Policy	6	Tax Status of the Policy	48
Fees and Charges	8	Diversification and Investor Control Requirements	49
THE COMPANY, THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT	12	Tax Treatment of Policy Death Benefits	49
Security Life of Denver Insurance Company	12	Distributions Other than Death Benefits	49
The Investment Options	12	Other Tax Matters	51
DETAILED INFORMATION ABOUT THE POLICY	14	ADDITIONAL INFORMATION	54
Purchasing a Policy	15	General Policy Provisions	54
Fees and Charges	19	Legal Proceedings	60
Death Benefits	24	Financial Statements	60
Additional Insurance Benefits	30	APPENDIX A	A-1
Policy Value	36	APPENDIX B	B-1
Special Features and Benefits	38	APPENDIX C	C-1
Termination of Coverage	46
		MORE INFORMATION IS AVAILABLE	Back Cover

TERMS TO UNDERSTAND
The following is a list of some of the key defined terms and the page number on which each is defined:
Term	Page Where Defined	Term	Page Where Defined
Age	54	Net Policy Value	4
Fixed Account	12	Policy Date	15
Fixed Account Value	36	Policy Value	36
Joint Equivalent Age	54	Surrender Value	5
Loan Account	37	Valuation Date	36
Loan Account Value	37	Variable Account	13
Monthly Processing Date	21	Variable Account Value	36
Net Premium	15

"Security Life," "we," "us," "our" and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the lifetime of the insured people.

State Variations - State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

You may contact us about the policy at our:	Customer Service Center P.O. Box 173888 Denver, CO 80217-3888 1-877-253-5050

2 - Variable Survivorship

POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus which should be read carefully before you purchase the policy.

The Policy's Features and Benefits
Premium Payments See Premium Payments, page 15.
  You choose when to pay and how much to pay.
  You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse.
  You cannot pay additional premiums after age 100 of the younger insured person.
  We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code.
  We deduct tax charges and a sales charge from each premium payment and credit the remaining premium (the "net premium") to the variable account or the fixed account according to your instructions.

Free Look Period See Free Look Period, page 17.
  During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.
  The free look period is generally ten days from your receipt of the policy, although certain states may allow more than ten days.
  Generally, there are two types of free look refunds:

Some states require a return of all premium we have received; and Other states require that we return your policy value plus a refund of all fees and charges deducted.
  The length of the free look period and the free look refund that applies in your state will be stated in your policy.
  During the free look period, your net premium will be allocated among the investment options you have selected unless your state requires a return of premium as the free look refund. In these states your net premium directed to the sub-accounts will be allocated to the Fidelity VIP Money Market Portfolio sub-account until after the free look period ends.

Death Benefits See Death Benefits, page 24.
  Death benefits are paid if your policy is in force when the second of the insured people dies.
  Until age 100 of the younger insured person, the amount of the death benefit will depend on which death benefit option is in effect when the second of the insured people dies.
  There are two death benefit options available under your policy:

  Option 1 - the base death benefit is the greater of the amount of basic insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or
  Option 2 - the base death benefit is the greater of the amount of basic insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

  After age 100 of the younger insured person, death benefit option 1 will apply to all policies and the amount of basic insurance coverage selected will equal the amount of basic insurance coverage in effect on the policy anniversary nearest the younger insured person's 100th birthday plus the amount of coverage, if any, under the adjustable term insurance rider on that date.
  We will reduce the death benefit proceeds payable under any death benefit option by any outstanding loans, accrued loan interest and unpaid fees and charges.
  The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Variable Survivorship - 3

No-Lapse and Death Benefit Guarantees See No-Lapse and Death Benefit Guarantees, page 29.
  Generally, your policy will not lapse as long as your policy value minus any surrender charge and any outstanding loan amount and accrued loan interest (the "surrender value") is enough to pay the periodic fees and charges when due.
  However, during the first five policy years we guarantee that your policy will not lapse, regardless of its surrender value, provided you have paid the minimum annual premium during each of your first five policy years.
  Additionally, a death benefit guarantee is available which provides that the basic insurance coverage under the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges when due. The death benefit guarantee is an optional benefit and may be selected only when you apply for the policy.
  If you meet all the requirements, the death benefit guarantee lasts until the younger insured person reaches age 100.
  To keep the death benefit guarantee in force, on any monthly processing date:

  Your cumulative premium payments minus any partial withdrawals, loans and accrued loan interest, must equal or exceed the sum of guarantee period monthly premium payments to the current monthly processing date;
  Your policy value minus any outstanding loan amount and accrued loan interest (the "net policy value") must be allocated to at least five investment options; and
  No more than 35% of your net policy value may be in any one investment option.

During the death benefit guarantee period there is an additional monthly charge for the death benefit guarantee. The death benefit guarantee may not be available in some states.
Temporary Insurance See Temporary Insurance, page 18.
  If you apply and qualify, we may issue temporary insurance equal to the total amount of insurance coverage for which you applied.
  The maximum amount of temporary insurance is $4.5 million, which includes other in-force coverage each insured person has with us.
  Temporary insurance may not be available in all states.

Rider Benefits See Additional Insurance Benefits, page 30.	Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
Optional rider benefits that you must select before they are effective; and Rider benefits that automatically come with your policy.
In many cases, we deduct an additional monthly charge for these benefits. Not all riders may be available under your policy or in your state.
Investment Options See The Investment Options, page 12.
  You may allocate your net premiums to the Security Life Separate Account L1 (the "variable account") and to our fixed account.
  The variable account is one of our separate accounts and consists of sub-accounts which invest in corresponding funds. When you allocate premiums to a sub-account, we invest any net premiums in shares of the corresponding fund.
  Your variable account value will vary with the investment performance of the funds and the charges we deduct from your variable account value.
  The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.
  We credit interest of at least 3.00% per year on amounts allocated to the fixed account, and we may, in our sole discretion, credit interest in excess of this amount.

Transfers See Transfers, page 39.
  You currently may make an unlimited number of transfers between the sub-accounts and to the fixed account each policy year. Transfers are, however, subject to any limits, conditions and restrictions that we or the funds whose shares are involved may impose.
  There are certain restrictions on transfers from the fixed account.
  We do not charge for transfers.

4 - Variable Survivorship

Dollar Cost Averaging See Dollar Cost Averaging, page 39.
  Dollar cost averaging is a systematic program of transferring policy values to selected sub-accounts of the variable account. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when the price of a fund's shares is low.
  Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.
  There are certain conditions on participation in the dollar cost averaging program, but there is no charge to participate in the dollar cost averaging program.

Automatic Rebalancing See Automatic Rebalancing, page 40.
  Automatic rebalancing is a systematic program through which your variable and fixed account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.
  Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.
  There are certain conditions on participation in the automatic rebalancing program, but there is no charge to participate in the automatic rebalancing program.

Loans See Loans, page 38.
  After the first policy month, you may take loans against your policy's surrender value.
  A loan must be at least $100 and is generally limited to your surrender value less the periodic fees and charges to your next policy anniversary.
  When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.
  We credit amounts held in the loan account with interest at an annual rate no less than 3.00%.
  We also charge interest on loans. Interest is due in arrears on each policy anniversary and accrues daily at a current annual rate of 3.75%.
  Loans reduce your policy's death benefit and may cause your policy to lapse.
  Loans may have tax consequences, and you should consult with a tax adviser before taking a loan from your policy.

Partial Withdrawals See Partial Withdrawals, page 41.
  After the first policy year, you may take up to 12 partial withdrawals each policy year. In certain circumstances you may take partial withdrawals during the first policy year.
  A partial withdrawal must be at least $100 and may not exceed the amount which leaves your surrender value less than $500.
  We currently charge a fee of 2.00% of the amount withdrawn, up to $25 for each partial withdrawal.
  Partial withdrawals may reduce the amount of basic and total insurance coverage under your policy and will reduce your policy value.
  Partial withdrawals may also have tax consequences, and you should consult with a tax adviser before taking a partial withdrawal from your policy.

Surrenders See Surrender, page 46.
  You may surrender your policy for its surrender value at any time before the death of the second of the insured people.
  Your surrender value is your policy value minus any surrender charge and your outstanding loan amount and accrued loan interest.
  Surrender charges apply for the first nine years of each segment of basic insurance coverage. Surrender charges are level for the first five years then decrease each year to zero at the beginning of the tenth year.
  Surrender charge rates vary by the insured people's genders and ages at the time each basic insurance coverage segment is established.
  If you decrease your basic insurance coverage, surrender charges are assessed against the policy value. If there are multiple coverage segments, the decrease and surrender charges will be processed on a pro rata basis.
  If the surrender charge exceeds your net policy value, there will be no proceeds paid to you upon surrender.
  All insurance coverage ends on the date we receive your surrender request.

Variable Survivorship - 5

If you surrender your policy it cannot be reinstated. Surrendering the policy may have tax consequences, and you should consult with a tax adviser before surrendering your policy.
Reinstatement See Reinstatement, page 47.
  You may reinstate your policy (other than the death benefit guarantee) and riders within five years of lapse if you still own the policy and did not surrender it and the insured people are still insurable.
  You will need to pay the required reinstatement premium.
  If you had an outstanding loan when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.
  When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your policy lapsed.
  A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
  Reinstating your policy may have tax consequences, and you should consult with a tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur. Consider, among others, the following matters.

Life Insurance Coverage
  The policy is not a short-term savings vehicle and should be purchased only if you need life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
  You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Investment Risk See The Variable Account, page 13.	You should evaluate the policy's long-term investment potential and risks before purchasing a policy. For amounts you allocate to the sub-accounts of the variable account:
  Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;
  You assume the risk that your values may decline or may not perform to your expectations;
  Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
  Each fund has various investment risks, and some funds are riskier than others;
  You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding sub-account; and
  There is no assurance that any fund will achieve its stated investment objective.

For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and You assume the risk that interest rates may decline, although never below the guaranteed minimum annual rate of 3.00%.
Fees and Charges See Fees and Charges, page 19.
  A policy's fees and charges reflect costs associated with its features and benefits.
  Before purchasing a policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and charges associated with those features and benefits.
  In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

6 - Variable Survivorship

Lapse See Lapse, page 46.	Your policy may lapse and your insurance coverage under the policy may terminate if on any monthly processing date:
The no-lapse guarantee or the death benefit guarantee is not in effect; and Your surrender value is not enough to pay the periodic fees and charges when due.
  If you meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
  If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse without value.
  Partial withdrawals and loans have an adverse impact on your surrender value. Before taking a partial withdrawal or loan consider its affect on your ability to keep your policy from lapsing.

Exchanges See Purchasing a Policy, page 15.
  Replacing your existing life insurance policy(ies) with the policy described in this prospectus may not be beneficial to you.
  Before purchasing a policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation.
  Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of the policy described in this prospectus.

Taxation See TAX CONSIDERATIONS, page 48.
  Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract.
  Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:

Reduction in the amount of your insurance coverage; Partial withdrawals; Loans; Surrender; Lapse; and Reinstatement.
  In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
  There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.
  Consult with a qualified legal or tax adviser before you purchase a policy.

Sales Compensation
  We pay compensation to broker/dealers who sell the policy.
  Broker/dealers may be able to choose to receive their compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.

Other Products
  We and our affiliates offer other insurance products which may have different features, benefits, fees and charges. These other products may better match your needs.
  Contact your agent/registered representative if you would like information about these other products.

Variable Survivorship - 7

Fees and Charges

Transaction Fees and Charges The following table describes the fees and charges deducted at the time you buy the policy, make a partial withdrawal, surrender your policy, or request an excess illustration. See Fees and Charges - Transaction Fees and Charges, page 19.

Charge	When Deducted	Amount Deducted
Tax Charges	Deducted when you make a premium payment.	2.50% for state and local taxes. 1.50% for estimated federal income tax treatment of deferred acquisition costs.
Sales Charge	Deducted when you make a premium payment.	5.50% of premium up to target premium in segment years 1-5. 2.00% of premium above segment target premium in segment years 1-5. 2.00% of all premium received in segment years 6+.
Partial Withdrawal Fee	Deducted when you take a partial withdrawal.	2.00% of the amount withdrawn, up to $25.
Surrender Charge [1]
  Deducted during the first nine segment years when you surrender your policy, decrease your basic insurance coverage, take a partial withdrawal which decreases your basic insurance coverage or allow your policy to lapse.

  Minimum rates - $X.XX per $1,000 of basic insurance coverage.
  Maximum rates - $X.XX per $1,000 of basic insurance coverage.
  Rates for representative insured people - $X.XX per $1,000 of basic insurance coverage. The representative insured people are _____________, age XX.
  Rates remain level for the first five years then decrease at the beginning of each year to zero at the beginning of the tenth year.

Excess Illustration Fee	Deducted each time you request an illustration after the first each policy year.	$0 - current. $25 - maximum.
[1]

The surrender charge rates shown are for the first policy year. The rates that apply to you depend on the age and genders of the insured people. The rates for the representative insured people listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

8 - Variable Survivorship

Periodic Fees and Charges The following table describes the fees and charges deducted each day or each month on the monthly processing date. See Fees and Charges - Periodic Fees and Charges, page 21.

Charge	When Deducted	Amount Deducted
Mortality & Expense Risk Charge	Daily and included in the daily unit value calculation.	Percentage of policy value invested in the variable account -
0.002055% daily (0.75% annually).
Policy Charge	On the monthly processing date.	$15 per month in policy years 1-10. $9 per month in policy years 11+.
Administrative Charge	On the monthly processing date.	Minimum Rates per $1,000 of basic insurance coverage -
$X.XX.
Maximum Rates per $1,000 of basic insurance coverage -
$X.XX.
Rates for representative insured people per $1,000 of basic insurance coverage -
$X.XX. The representative insured people are _____________, age XX in the ________________ risk class.
Rates apply to the first $2.5 million of basic insurance coverage.
Cost of Insurance Charge [2]	On the monthly processing date.	Minimum Rates per $1,000 of basic insurance coverage -
$X.XX - current. $X.XX - guaranteed.
Maximum Rates per $1,000 of basic insurance coverage -
$X.XX - current. $X.XX - guaranteed.
Rates for representative insured people per $1,000 of basic insurance coverage -
$X.XX - current. $X.XX - guaranteed. The representative insured people are _____________, age XX in the ________________ risk class.
Death Benefit Guarantee Charge (if selected)	On the monthly processing date.	$0.005 per $1,000 of basic insurance coverage during the guarantee period.
[2]

The cost of insurance rates shown are for the first policy year. The rates that apply to you depend on the amount of your basic insurance coverage and the insured people's ages, genders, policy duration and risk classes and generally increase each year after the first segment year. Different cost of insurance rates will apply to each segment of basic insurance coverage. The rates for the representative insured people listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

Variable Survivorship - 9

Optional Rider Fees and Charges The following table describes the charges deducted if you elect any of the optional rider benefits. See Fees and Charges - Optional Rider Fees and Charges, page 23.
Rider	When Deducted	Amount Deducted
Adjustable Term Insurance Rider [3]	On the monthly processing date.	Minimum Rates per $1,000 of rider benefit -
$X.XX - current $X.XX - guaranteed.
Maximum Rates per $1,000 of rider benefit -
$X.XX - current. $X.XX - guaranteed.
Rates for representative insured people per $1,000 of rider benefit -
$X.XX - current. $X.XX - guaranteed. The representative insured people are ________________, age XX in the ______________ risk class.
Single Life Term Insurance Rider [4]	On the monthly processing date.	Minimum Rates per $1,000 of rider benefit -
$X.XX - current $X.XX - guaranteed.
Maximum Rates per $1,000 of rider benefit -
$X.XX - current. $X.XX - guaranteed.
Rates for representative insured person per $1,000 of rider benefit -
$X.XX - current. $X.XX - guaranteed. The representative insured person is a ____________, age XX in the ______________ risk class.
[3]

The rates shown are for the first policy year. The rates for this rider depend on the insured people's ages, genders, risk classes and policy duration and generally increase each year after the first policy year. The rates for the representative insured people listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

[4]

The rates shown are for the first policy year. The rates for this rider depend on the insured person's age, gender, risk class and policy duration and generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

Fund Fees and Expenses. The following table shows the minimum and maximum total fees and expenses charged by any of the funds. These may change from year to year. You should review the fund prospectuses for details about the fees and charges specific to a particular fund. See also Appendix B.

Annual Total Fund Expenses (expenses deducted from fund assets)

	Minimum	Maximum
Total Gross Annual Fund Expenses [5]	X.XX%	XX.XX%
Total Net Annual Fund Expenses [5,6]	X.XX%	X.XX%
[5]	Total Annual Fund Expenses include management fees, distribution (12b-1) fees and other expenses.
[6]	The Total Net Annual Fund Expense figures take into account contractual arrangements that require reimbursement or waiver of certain fund fees and expenses.

10 - Variable Survivorship

How the Policy Works

Variable Survivorship - 11

THE COMPANY, THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT
Security Life of Denver Insurance Company

We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699.

We are a wholly-owned indirect subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include the fixed account and sub-accounts of the variable account. The investment performance of a policy depends on the performance of the investment options you choose.

The Fixed Account
In the policy the "fixed account" is referred to as the "Guaranteed Interest Division."

You may allocate all or a part of your net premium and transfer your net policy value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00%. The credited interest rate will be in effect for an initial twelve-month period. Thereafter, the credited interest rate will be guaranteed for successive twelve-month periods at an interest rate current at the time. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended ("1933 Act"). Also, we have not registered the fixed account or the general account as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

12 - Variable Survivorship

The Variable Account

We established Security Life Separate Account L1 (the "variable account") on November 3, 1993, as one of our separate accounts under the laws of the State of Colorado. It is a unit investment trust, registered with the SEC under the 1940 Act.

In the policy the "variable account" is referred to as the "Separate Account."

We own all of the assets of the variable account. Colorado law provides, however, that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into sub-accounts. Each sub-account invests in a corresponding fund. When you allocate premium payments to a sub-account, you acquire accumulation units of that sub-account. You do not invest directly in or hold shares of the funds when you allocate premium payments to the sub-accounts of the variable account. See Appendix B to this prospectus for a list of the funds available through the variable account along with information about each fund's investment adviser/subadviser, investment objective and total annual fund expenses.

More detailed information about a fund, including information about the risks associated with investing in the fund, is located in the fund's prospectus. Read the fund prospectuses in conjunction with this prospectus, and retain the prospectuses for future reference.

A fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, expenses and performance of a fund available through the variable account is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each sub-account's assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund's shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

Variable Survivorship - 13

You may instruct us only on matters relating to the funds corresponding to the sub-accounts in which you have invested assets as of the record date set by the fund's Board for the shareholders meeting. We determine the number of fund shares in each sub-account of your policy by dividing your variable account value in that sub-account by the net asset value of one share of the matching fund.

Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

  Change the investment objective;
  Offer additional sub-accounts which will invest in funds we find appropriate for policies we issue;
  Eliminate sub-accounts;
  Combine two or more sub-accounts;
  Substitute a new fund for a fund in which a sub-account currently invests. A substitution may become necessary if, in our judgment:

  A fund no longer suits the purposes of your policy;
  There is a change in laws or regulations;
  There is a change in the fund's investment objectives or restrictions;
  The fund is no longer available for investment; or
  Another reason we deem a substitution is appropriate.

  In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;
  Transfer assets related to your policy class to another separate account;
  Withdraw the variable account from registration under the 1940 Act;
  Operate the variable account as a management investment company under the 1940 Act;
  Cause one or more sub-accounts to invest in a fund other than, or in addition to, the funds currently available;
  Stop selling the policy;
  End any employer or plan trustee agreement with us under the agreement's terms;
  Limit or eliminate any voting rights for the variable account;
  Make any changes required by the 1940 Act or its rules or regulations; or
  Close a sub-account to new investments.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected sub-account to another sub-account or to the fixed account, you may do so free of charge. Just notify us at our customer service center.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Variable Survivorship variable universal life insurance policy. The policy provides death benefits, policy values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

14 - Variable Survivorship

Purchasing a Policy
To purchase a policy you must submit an application to us. On that application you will, among other things, select:
The amount of your insurance coverage (your coverage generally must be at least $250,000); Your initial death benefit option; and Any riders or optional benefits.
Additionally, on the application you will provide us with certain health and other necessary information.

On the date coverage under the policy begins (the "policy date"), the age of the two insured people on whose lives we issue the policy (the "insured people", each an "insured person") generally can be no more than age 85. "Age" or "joint equivalent age" under a policy means the sum of both insured people's ages adjusted for the differences in age and gender, divided by two and rounded down. An individual insured person's age is measured on their birthday nearest the policy date. The individual age of each insured person generally must be no more than 90 on the policy date. There is no maximum age difference between the two insured people.

The insured people share some relationship and commonly include husband and wife; business partners; parent and child; grandparent and grandchild; and siblings. Upon the death of the second of the insured people we pay the death benefit.

From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured. We may also set a minimum age to issue a policy.

You may request that we back-date the policy up to six months to allow the insured people to give proof of a younger age for the purposes of your policy.
Premium Payments
Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:
  We may refuse to accept any premium less than $25;
  You cannot pay additional premiums after age 100 of the younger insured person;
  We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code; and
  We may refuse to accept any premium that does not comply with our anti-money laundering program. See General Policy Provisions - Anti-Money Laundering, page 56.

After we deduct the tax charges and the sales charge from your premium payments, we apply the remaining premium (the "net premium") to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Variable Survivorship - 15

Your initial premium must be at least equal to the sum of the scheduled premium from the policy date through the investment date. The investment date is the date we apply the net premium to your policy.

Scheduled Premium. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

If you have the death benefit guarantee feature, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 29.

Unscheduled Premium Payments. Generally speaking, you may make unscheduled premium payments at any time, however:
  We may limit the amount of an unscheduled premium payment if it would result in an increase in the amount of the base death benefit required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured people are insurable at the time that you make the unscheduled premium payment if the base death benefit is increased due to an unscheduled premium payment;
  We may require proof that at least one insured person is insurable if an unscheduled premium payment will cause the net amount at risk to increase; and
  We will return premium payments which would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

Target Premium. Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the ages and genders of the insured people. The target premium is used to determine your sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments is listed in your policy schedule pages.

Minimum Annual Premium. To qualify for the no-lapse guarantee, during each of your first five policy years you must pay at least the minimum annual premium shown in your policy. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 29.

We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.
In the policy, the "no-lapse guarantee period" is referred to as the "Special Continuation Period."

Premium Payments Affect Your Coverage. Unless your policy is in the no-lapse guarantee period or you have the death benefit guarantee feature, your coverage lasts only as long as you have a positive surrender value which is enough to pay the fees and charges due each month. If you do not meet this requirement, your policy will enter a 61- day grace period and you must make a sufficient premium payment to keep your policy from lapsing. See Termination of Coverage - Lapse, page 46.

16 - Variable Survivorship

During the no-lapse guarantee period, we guarantee that your policy and riders will not lapse regardless of your surrender value provided your cumulative premium payments, minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal to your minimum annual premium. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 29.

If you have the death benefit guarantee, we guarantee that your policy will not lapse during the guarantee period provided your cumulative premium payments minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal to the guarantee period annual premium and your net policy value meets certain diversification requirements. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 29.

Allocation of Net Premium. We apply the initial net premium to your policy after all of the following conditions have been met:
We receive the required initial premium; All issue requirements have been received by our customer service center; and We approve your policy for issue.

Amounts you designate for the fixed account will be allocated to that account on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the sub-accounts of the variable account in the sub-account which invests in the Fidelity VIP Money Market Portfolio. We later transfer these amounts from this sub-account to your selected sub-accounts, based on your most recent premium allocation instructions, at the earlier of the following dates:

Five days after the date we mailed your policy to you plus the length of your state free look period; or The date we receive your delivery receipt plus the length of your state free look period.

If your state provides for return of your policy value during the free look period (or provides no free look period), we allocate amounts you designated for the sub-accounts of the variable account directly into those sub-accounts.

All net premium we receive after the applicable period are allocated to your policy on the valuation date of receipt. We will use your most recent premium allocation instructions specified in percentages stated to the nearest tenth and totaling 100%.

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period and starts on the date you receive your policy. If you return your policy to us within the free look period, we cancel it as of your policy date.

If you cancel your policy during the free look period, you will receive a refund as determined by state law. Generally, there are two types of free look refunds:
Refund of all premium we have received from you; or Refund of your policy value plus a refund of all charges deducted.

The type of refund that applies in your state will be specified in your policy. The type of free look refund will affect when premium received before the end of the free look period is allocated to the sub-accounts. See Premium Payments - Allocation of Net Premium, page 17.

Variable Survivorship - 17

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance coverage for which you applied, up to $4.5 million, which includes other in-force coverage each insured person has with us.

Temporary insurance coverage begins when all of the following events have occurred:
  You have completed and signed our temporary insurance coverage form;
  We have received and accepted a premium payment of at least your scheduled premium (selected on your application); and
  The necessary parts of the application are complete.

Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:
  Five days after we mail the premium refund to the address on your application;
  Five days after we mail notice of termination to the address on your application;
  Your policy date;
  The date we refuse to issue a policy based on your application; or
  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occur:
  There is a material misrepresentation in your answers on the temporary insurance coverage form;
  There is a material misrepresentation in statements on your application;
  The persons intended to be insured die by suicide or self-inflicted injury; or
  The bank does not honor your premium check or authorized withdrawal.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. See Premium Payments - Allocation of Net Premium, page 17.

18 - Variable Survivorship

Fees and Charges
We deduct fees and charges under the policy to compensate us for:
  Providing the insurance benefits of the policy (including any rider benefits);
  Administering the policy;
  Assuming certain risks in connection with the policy; and
  Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payment of sales expenses.

Transaction Fees and Charges
We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Variable Survivorship - 19

Tax Charges. We deduct 2.5% from each premium payment to cover the total average state and local taxes we expect to pay. We pay state and local taxes in most states. These taxes vary from state to state and from jurisdiction to jurisdiction.

We deduct 1.5% from each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

We may increase or decrease the charges for taxes, within limits, if there are changes in the tax rates or tax laws.
Sales Charge. We deduct a sales charge from each premium payment.
Sales Charge Percentage
Segment Year	Up to Segment Target Premium	Above Segment Target Premium
1-5 6+	5.5% 2.0%	2.0% 2.0%

To determine your applicable sales charge, premium payments we receive after an increase in the amount of basic insurance coverage are allocated to your coverage segments in the same proportion as the target premium for each segment bears to the sum of the target premium for all segments.

This charge helps compensate us for the costs associated with selling the policies, including promotional, advertising and distribution expenses.

20 - Variable Survivorship

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is 2.00% of the amount withdrawn up to $25. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.
Surrender Charge. We deduct a surrender charge during the first nine segment years when you:
Surrender your policy; Allow your policy to lapse; Decrease your basic insurance coverage; or Take a partial withdrawal which decreases the amount of your basic insurance coverage.
The amount of the surrender charge depends on the amount of basic insurance coverage surrendered or decreased and the surrender charge rates.

When you purchase a policy or increase your basic insurance coverage, we set surrender charge rates based on the genders and ages of the insured people. These surrender charge rates decline to zero in the tenth segment year. Each coverage segment will have its own set of surrender charge rates which will apply only to that segment. See Death Benefits - Changes in the Amount of Your Insurance Coverage, page 24. The rates that apply to you will be set forth in your policy. See the Fees and Charges - Transaction Fees and Charges table on page 8 for the minimum and maximum surrender charge rates and the rates for representative insured people.

For full surrenders, you will receive the surrender value of your policy. For decreases in the amount of basic insurance coverage, the surrender charge will reduce your policy value. If there are multiple segments of basic insurance coverage, the coverage decreases and surrender charges assessed will be processed on a pro rata basis.

In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in issuing and distributing the policy.

Excess Illustration Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $25 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.
Periodic Fees and Charges

We deduct the following periodic fees and charges from your policy value each day or on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.

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At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the sub-accounts and fixed account in the same proportion that your value in each has to your net policy value.

Mortality & Expense Risk Charge. We deduct from your policy value a mortality and expense risk charge of 0.002055% (0.75% on an annual basis) of the amount you have invested in the sub-accounts. This charge is deducted each day as part of the calculation of the daily unit values for the sub-accounts and does not appear as a separate charge on your statement or confirmation.

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is the risk that insured people, as a group, may live less time than we estimated. The expense risk is the risk that the costs of issuing and administering the policies and operating the sub-accounts of the variable account are greater than we estimated.

Policy Charge. Each month we deduct a policy charge of $15 during the first ten policy years and $9 each month thereafter.
This charge helps compensate us for the costs associated with:
Processing applications; Conducting medical examinations; Establishing policy records; and Underwriting.

Administrative Charge. Each month we deduct an administrative charge equal to our current monthly administrative charge rates multiplied by the amount of your basic insurance coverage (or total insurance coverage, if greater) divided by 1,000. The rates apply to the first $2.5 million of coverage and vary based on the insured people's age at issue. The rates decrease after the tenth policy year. The rates that apply to you will be set forth in your policy. See the Fees and Charges - Periodic Fees and Charges table on page 9 for the minimum and maximum administrative charge rates and the rates for representative insured people.

This charge helps offset the costs we incur in administering the policy, including costs associated with:
Billing and collecting premiums; Processing claims and policy transactions; Keeping records; Reporting and communicating with policy owners; and Our overhead and other expenses.

Cost of Insurance. Each month we deduct a cost of insurance charge equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your basic insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

  Your current base death benefit, discounted to take into account one month's interest earnings at an assumed 3.00% annual interest rate; and
  Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

22 - Variable Survivorship

Monthly cost of insurance rates are based on the insured people's ages, genders, risk classes and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a "segment date") and the segment year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Tables. The rates that apply to you will be set forth in your policy. See the Fees and Charges - Periodic Fees and Charges table on page 9 for the minimum and maximum cost of insurance rates and the rates for the representative insured people.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial segment and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in the death benefit and the increasing age of the insured people. We allocate the net amount at risk to segments of basic insurance coverage in the same proportion that each segment has to the total amount of basic insurance coverage as of the monthly processing date.

There are no cost of insurance charges during the continuation of coverage period.
The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death benefit proceeds that may be more than your policy value.

Death Benefit Guarantee Charge. If you have the death benefit guarantee feature, each month during the guarantee period we deduct a death benefit guarantee charge of $.005 per $1,000 of basic insurance coverage. We guarantee that this charge will not exceed this rate.

This charge helps compensate us for the costs associated with providing the death benefit guarantee.
Optional Rider Fees and Charges

There may be separate fees and charges for optional rider benefits. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 and the Additional Insurance Benefits - Optional Rider Benefits section on page 31 for more information about the optional rider benefits and the applicable fees and charges.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, employees of our affiliates, our appointed sales agents and certain family members of each of these groups of individuals);
  Corporate purchasers;
  Our policyholders or the policyholders of our affiliated companies, or
  Certain groups or individuals who purchase the policy through investment professionals who charge a fee for their services.

Variable Survivorship - 23

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

A fund's fees and expenses are set by the fund and may change from year to year. They are deducted from the fund's assets and are not direct charges against a sub-account's assets or policy values. Rather, they are included when each underlying fund computes its net asset value, which is the share price used to calculate the unit values of the sub-accounts. See the Fees and Charges - Fund Fees and Expenses table on page 10 for the minimum and maximum total annual fund expenses of the funds available through the policy. See also Appendix B for each fund's total annual fund expenses.

For a more complete description of the funds' fees and expenses, review each fund's prospectus.

Each of the funds or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the fund from policies that we issue or administer. Some funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Death Benefits

As a joint and survivor universal life insurance policy, your policy has a joint nature to the death benefit. We do not pay death benefit proceeds until the death of the second of the insured people. The death benefit is calculated as of the date of death of the second of the insured people.

In the policy the amount of insurance coverage you select is referred to as the "Face Amount."

You decide the amount of life insurance protection you need, now and in the future. Generally, we require a minimum of $250,000 in insurance coverage to issue your policy. If you have coverage under the adjustable term insurance rider, the minimum basic coverage amount is $100,000 as long as the total coverage is at least $250,000. We may lower this minimum for certain group, sponsored or corporate purchasers. The amount of insurance coverage in effect on your policy date is your initial coverage segment.

You can combine the long-term advantages of permanent life insurance with the flexibility and short-term advantages of term life insurance through the policy. The base policy provides the permanent element of your coverage. The adjustable term insurance rider provides the term insurance element of your coverage.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. The adjustable term insurance rider has no cash value, however, and provides no growth potential. Both the cost of insurance under the term insurance rider and the cost of insurance under the base policy are deducted monthly from your policy value and generally increase with the ages of the insured people.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage after the first policy year (first monthly processing date for an increase). The change will be effective on the next monthly processing date after we receive your written request.

24 - Variable Survivorship

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

Changes in the amount of your insurance coverage must be for at least $1,000.
A requested increase in basic insurance coverage will cause a new coverage segment to be created. Once we create a new segment, it is permanent unless law requires differently.
Each new segment will have:
  A new sales charge;
  New cost of insurance charges, guaranteed and current;
  A new incontestability period;
  A new suicide exclusion period;
  A new target premium;
  A new minimum annual premium during the no-lapse guarantee period; and
  A new surrender charge.

If a death benefit option change causes the amount of basic insurance coverage to increase, no new segment is created. Instead, the size of each existing segment(s) is (are) changed. If it causes the amount of basic insurance coverage to decrease, each segment is decreased.

In determining the net amount at risk for each coverage segment we allocate the net amount at risk among the basic coverage segments in the same proportion that each segment bears to the total amount of basic insurance coverage.

You may not decrease the amount of your insurance coverage below the minimum we require to issue you a policy. Decreases in insurance coverage may result in:
Surrender charges on the amount of the decrease; Reduced target premium amounts; and Reduced cost of insurance charges.

Requested reductions in the amount of insurance coverage will first decrease your total insurance coverage amount. We decrease your basic insurance coverage amount only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in basic coverage among your coverage segments pro rata unless law requires differently.

We reserve the right to not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a tax adviser before changing your amount of insurance coverage. See Distributions Other than Death Benefits - Modified Endowment Contracts, page 50.

Variable Survivorship - 25

Continuation of Coverage

The continuation of coverage feature automatically continues your insurance coverage in force beyond the policy anniversary nearest the younger insured person's 100th birthday, unless prohibited by state law. If you do not surrender your policy before this date, on this date:

  The amount of your total insurance coverage becomes your basic insurance coverage amount;
  Death benefit option 2 is converted to death benefit option 1, if applicable;
  All riders are terminated;
  Your net policy value is transferred into the fixed account and subsequent transfers into the sub-accounts are not allowed; and
  Dollar cost averaging and automatic rebalancing programs are terminated.

Your insurance coverage continues in force until the death of the second of the insured people, unless the policy lapses or is surrendered. However:
We accept no further premium payments; and We deduct no further fees and charges except transaction fees and charges, if applicable.

Partial withdrawals and loans are allowed during the continuation of coverage period. If we pay a persistency refund on the fixed account, it will be credited to your policy. If you have an outstanding loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the outstanding loan amount plus accrued loan interest may become greater than your policy value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net policy value. There is no surrender charge during this period. All other normal consequences of surrender apply. See Termination of Coverage - Surrender, page 46.

The continuation of coverage feature is not available in all states. If a state has approved this feature, it is automatic under your policy. In certain states the death benefit during the continuation of coverage period is the net policy value. Contact your agent/registered representative or our customer service center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the younger insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences. See Other Tax Matters - Continuation of a Policy Beyond Age 100, page 51.

Death Benefit Qualification Test

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of the guideline premium test.

In the policy the "guideline premium test" is referred to as the "Guideline Premium/Cash Value Corridor Test."

The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

26 - Variable Survivorship

Death Benefit Options

There are two death benefit options available under the policy. You choose the option you want when you apply for the policy. You may change that choice after your first monthly processing date and before age 100 of the younger insured person.

Option 1. Under death benefit option 1, the base death benefit is the greater of:
  The amount of basic insurance coverage in effect on the date of the second death of the insured people; or
  Your policy value on the date of the second death of the insured people multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the amount of basic insurance coverage. In this case, your death benefit will vary as the policy value varies.

With option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 also offers insurance coverage at a set amount with potentially lower cost of insurance charges over time.

Option 2. Under death benefit option 2, the base death benefit is the greater of:
  The amount of basic insurance coverage in effect on the date of the second death of the insured people plus your policy value; or
  Your policy value on the date of the second death of the insured people multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will vary as the policy value varies and investment performance is reflected in your insurance coverage.

Option 2 is not available after age 100 of the younger insured person. If option 2 is in effect at age 100 of the younger insured person, it automatically converts to death benefit option 1. See Death Benefits - Continuation of Coverage, page 26.

Enhanced Death Benefit Corridor Option. The policyowner may elect, at any time prior to policy issuance, the enhanced death benefit corridor option.

This option generally provides an opportunity for an increased death benefit on the lives of the insured people at certain ages. Under the enhanced death benefit corridor option, the base death benefit calculation uses the appropriate enhanced factor from the definition of life insurance factors described in the attached Appendix A.

There is no separate charge for this feature. However, the same policy value may generate a higher base death benefit under policies with this option than on policies not electing the option. Cost of insurance charges are based on the net amount at risk, which is the difference between the policy value and the base death benefit. Therefore, as a result of the increased death benefit, the cost of insurance charges may be higher for policies electing this option. Your agent/registered representative can provide you with a personalized illustration to show the difference between a policy with this option and one without it. If your policy does not have sufficient policy value, electing this option may have no effect on the base death benefit.

Variable Survivorship - 27

Adding this option to your policy does not affect the operation of your policy's riders, including the Adjustable Term Insurance Rider. When the base death benefit exceeds the basic insurance coverage, transactions which reduce your policy value (such as a partial withdrawal) also reduce the death benefit. The dollar reduction to the death benefit under these circumstances is greater for policies with the enhancement option than on those without the option.

Once elected, this option cannot be deleted. Once elected, this option continues as long as coverage on the original insured people continues.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your basic insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose death benefit option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose death benefit option 2.

Changing Death Benefit Options. On or after the first monthly processing date and before age 100 of the younger insured person you may change death benefit options as described below. We may require evidence of insurability under our normal rules of underwriting for some death benefit option changes.

Changing your death benefit option may reduce or increase your basic and total insurance coverage amounts but it will not change the amount of your base and total death benefits. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. The following death benefit option changes are allowed, and on the effective date of the change the amount of your basic insurance coverage will change as follows:

Change From:	Change To:	Basic Insurance Coverage Following the Change:
Option 1	Option 2	Your basic insurance coverage before the change minus your policy value as of the effective date of the change.
Option 2	Option 1	Your basic insurance coverage before the change plus your policy value as of the effective date of the change.
Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance if you have the adjustable term insurance rider. See Optional Rider Benefits - Adjustable Term Insurance Rider, page 31.

We do not impose a surrender charge if a death benefit option change results in a decrease in the amount of your basic insurance coverage. Additionally, we do not adjust the target premium when you change your death benefit option. See Transaction Fees and Charges - Surrender Charge, page 21.

28 - Variable Survivorship

Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.
Death Benefit Proceeds

After the death of the second of the insured people, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

  Your base death benefit; plus
  The amount of any rider benefits; minus
  Any outstanding loan amount plus accrued loan interest; minus
  Any outstanding fees and charges incurred before the death of the second of the insured people.

The death benefit is calculated as of the date of death of the second of the insured people and will vary depending on the death benefit option you have chosen.
No-Lapse and Death Benefit Guarantees

No-lapse Guarantee. The policy has a no-lapse guarantee which provides that the policy will not lapse during the first five policy years (the no-lapse guarantee period) regardless of its surrender value, if on a monthly processing date:

In the policy the no-lapse guarantee period is referred to as the "Special Continuation Period."
  Premiums you have paid, minus partial withdrawals that you have taken, minus outstanding loans, including accrued loan interest, is greater than or equal to;
  The cumulative minimum monthly premiums for each policy month from the first month of your policy through the current monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium. Your minimum annual premium is based on:
The amount of your basic insurance coverage; The insured people's ages, genders and risk classes; and Additional rider coverage on your policy.
Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

During the no-lapse guarantee period, if there is not enough surrender value to pay the periodic fees and charges due each month and you have satisfied these requirements, we do not allow your policy to lapse. We do not permanently waive these charges. Instead, we continue to deduct these charges which may result in a negative surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly periodic fees and charges owing. At the end of the no-lapse guarantee period, to avoid lapse of your policy you must pay enough premium to bring the surrender value to zero plus the amount that covers your estimated monthly periodic fees and charges for the following two months. See Termination of Coverage - Lapse, page 46.

Death Benefit Guarantee. The policy has a death benefit guarantee which provides that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

In the policy the "death benefit guarantee" is referred to as the "Guaranteed Minimum Death Benefit."

This is an optional benefit that may be selected only when you apply for the policy. The death benefit guarantee extends the period that your policy's basic insurance coverage remains in force even if the surrender value declines due to poor investment performance of the funds. Provided you keep the death benefit guarantee in force, this guarantee lasts until the continuation of coverage period begins, so long as you meet all requirements.

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To keep the death benefit guarantee in force:
You must pay premium at least equal to the guarantee period annual premium; and Your net policy value must meet certain diversification requirements.
The guarantee period annual premium for the death benefit guarantee is based on a percentage of the guideline level premium calculated under the federal tax laws.
Your guideline level annual premium depends on:
  The amount of your basic insurance coverage;
  The insured people's ages, genders, risk classes and underwriting characteristics;
  The death benefit option you choose;
  Additional rider coverage on your policy; and
  Other additional benefits on your policy.

On each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We take the actual premiums we have received and subtract the partial withdrawals and loans (including accrued interest) you have taken. The result must equal or exceed the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date. A guarantee period monthly premium is equal to one-twelfth of the guarantee period annual premium.

You must continually meet the premium requirements for this feature to remain in effect. If your policy benefits increase, the guarantee period annual premium increases.
In addition, to keep the death benefit guarantee in force your net policy value on any monthly processing date must be diversified as follows:
Your net policy value is invested in at least five investment options; and No more than 35% of your net policy value is in any one investment option.

Your policy will continue to meet the diversification requirements if you have dollar cost averaging which results in transfers into at least four sub-accounts with no more than 35% of any transfer directed to any one or you have automatic rebalancing and meet the two diversification tests listed above. See Transfers - Dollar Cost Averaging, page 39 and Transfers - Automatic Rebalancing, page 40.

You should consider the following factors in relation to the death benefit guarantee:
  If you have the death benefit guarantee, the guarantee period annual premium will be shown on your policy schedule page. (See Purchasing a Policy - Premium Payments, page 15);
  If your policy fails to satisfy either the annual premium or diversification test we will send you a notice and give you a thirty day opportunity to correct the condition. If you do not correct it, the death benefit guarantee terminates;
  Once it terminates, you cannot reinstate the death benefit guarantee and the guarantee period annual premium no longer applies to your policy;
  Even if the death benefit guarantee terminates, your policy will not necessarily lapse (See Termination of Coverage - Lapse, page 46).

Additional Insurance Benefits
Your policy may include additional insurance benefits, attached by rider. There are two types of riders:
Those that provide optional benefits that you must select before they are effective; and Those that automatically come with the policy.

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The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Distributions Other than Death Benefits - Modified Endowment Contracts, page 50.

Adjustable Term Insurance Rider. You may increase the amount of your total insurance coverage under the policy by adding coverage under the adjustable term insurance rider before the insured people's joint equivalent age of 85, assuming both insured people are alive and insurable. This rider allows you to schedule the pattern of insurance coverage appropriate for your anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of total coverage.

In the policy "basic insurance coverage" or "basic coverage" is referred to as the "Stated Death Benefit"; the "total insurance coverage" or "total coverage" is referred to as the "Target Death Benefit."

You specify your amount of total insurance coverage when you apply for this rider. The amount of total insurance coverage can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). See Death Benefits - Changes in the Amount of Your Insurance Coverage, page 24.

Generally, the minimum amount of insurance coverage under a policy is $250,000. If you have an adjustable term insurance rider, the minimum amount of basic insurance coverage to issue a policy is $100,000, as long as your total insurance coverage is at least $250,000.

We generally restrict your coverage under this rider to an amount not more than nine times your basic insurance coverage at issue. Under certain circumstances, we will be willing to allow you to specify a total insurance coverage of up to twenty-one times your basic insurance coverage during the first four policy years. After this four-year period, the normal total insurance coverage maximum applies.

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The adjustable term insurance rider benefit is the difference between the amount of your total death benefit and your base death benefit, but not less than zero. The rider's benefit automatically adjusts daily as the amount of your base death benefit changes. Your death benefit proceeds depend on which death benefit option is in effect:

Under death benefit option 1, the total death benefit is the greater of:
The amount of total insurance coverage you have selected; or Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.
Under death benefit option 2, the total death benefit is the greater of:
  The amount of total insurance coverage you have selected plus your policy value; or
  Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

For example, under death benefit option 1, assume your base death benefit changes as a result of a change in your policy value. The adjustable term insurance rider adjusts to provide death benefit proceeds equal to your total insurance coverage in each year:

Base Death Benefit	Amount of Total Insurance Coverage	Adjustable Term Insurance Benefit
$201,500	$250,000	$48,500
$202,500	$250,000	$47,500
$202,250	$250,000	$47,750

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It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance benefit would be zero.

Even when the adjustable term insurance benefit is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below the amount of your total insurance coverage, the adjustable term insurance rider coverage reappears to maintain the amount of your total insurance coverage.

You may change the amount of your total insurance coverage, according to our rules. See Death Benefits - Changes in the Amount of Your Insurance Coverage, page 24.
We may deny future, scheduled increases to the amount of your total insurance coverage if you cancel a scheduled change or if you ask for an unscheduled decrease in your total insurance coverage.

Partial withdrawals, changes from death benefit option 1 to option 2, and decreases in the amount of your basic insurance coverage may reduce the amount of your total insurance coverage. See Special Features and Benefits - Partial Withdrawals, page 41; and Death Benefits - Changes in the Amount of Your Insurance Coverage, page 24.

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There is no defined premium for a given amount of adjustable term insurance benefit. Instead, we deduct a separate monthly cost of insurance charge from your policy value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider benefit multiplied by the amount of adjustable term insurance benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue ages, genders and risk classes of the insured people, as well as the length of time since your policy date. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for the representative insured people.

The only charge for this rider is the cost of insurance charge. The total charges that you pay may be more or less if you have some coverage under an adjustable term insurance rider rather than just basic insurance coverage. There are no sales charges or surrender charges for this coverage.

If the total insurance coverage is increased by you after the adjustable term insurance rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original risk classes even though satisfactory new evidence of insurability is required for the increased schedule. The current rates for this rider may be lower than current cost of insurance rates for the basic insurance coverage. See Periodic Fees and Charges - Cost of Insurance, page 22.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy value nor to the surrender value. It does not affect investment performance and cannot be used for a loan. The adjustable term insurance rider provides benefits only at the death of the second of the insured people.

Single Life Term Insurance Rider. This rider provides a benefit upon the death of one of the insured people under your policy. You may choose to add a single life term insurance rider for one insured person. Or, you may add two riders, one for each insured person. You may add this rider to your policy at any time if both insured people are alive and insurable according to our rules.

We will issue the single life term insurance rider on an insured person who is between the ages of 15 and 85. Coverage under this rider will continue until:
  The insured person covered by this rider reaches age 100;
  The continuation of coverage provision becomes effective;
  The death benefit guarantee is used to keep the policy in force;
  The insured person covered by this rider dies;
  The grace period expires and the policy lapses; or
  The policy is surrendered.

34 - Variable Survivorship

The minimum amount of coverage for a single life term insurance rider is $1,000. The maximum coverage under this rider is subject to our underwriting determinations. At issue, you may schedule the rider's benefit to increase or decrease.

Your request for an increase or decrease in rider coverage is effective on the next monthly processing date after we approve your request. There may be underwriting or other requirements which must be met before we approve your request. A requested change in your coverage must be for at least $1,000. If you schedule or request an increase after issue, the insured person will be subject to our underwriting requirements.

The charge for this rider is based on the age, gender and risk class of the insured person. The charge for this rider is deducted on each monthly processing date as a cost per each $1,000 of the net amount at risk under the rider. See the policy schedule pages for information on your actual cost. There are no surrender charges for decreases in the amount of coverage under the single life term rider. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

Automatic Rider Benefits

The following rider benefits may come with your policy automatically. There may be an additional charge if you choose to exercise any of these rider benefits, and exercising the benefits may have tax consequences. See the Fees and Charges - Optional Rider Fees and Charges table, page 10; and Other Tax Matters - Accelerated Death Benefit Rider, page 51.

Accelerated Death Benefit Rider. Under certain circumstances, the accelerated death benefit rider allows you to accelerate payment of the death benefit that we otherwise would pay upon the second death of the insured people. Generally, we will provide an accelerated benefit under this rider if the sole surviving insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit may not be more than 50% of the amount that would be payable at the second death of the insured people. The accelerated benefit will first be used to pay off any outstanding loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum. There is no charge for this rider.

Consider the following factors when deciding whether to accelerate the death benefit under this rider:
  Receipt of an accelerated payment under this rider reduces the policy's death benefit, surrender value and rider benefits by the percentage of eligible coverage that is accelerated. For example, if the accelerated payment is 25% of the eligible coverage, the new death benefit will be 75% of the death benefit proceeds just prior to acceleration;
  Accelerating the death benefit will not affect the amount of premium payable on the policy;
  No loans are permitted after this rider is exercised; and
  There may be tax consequences to requesting payment under this rider, and you should consult with a competent tax adviser for further information.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Variable Survivorship - 35

In the policy the "policy value" is referred to as the "Account Value"; the "fixed account value" is referred to as the "Account Value of the Guaranteed Interest Division"; the "variable account value" is referred to as the "Account Value of the Investment Options of the Separate Account"; and the "loan account value" is referred to as the "Account Value of the Loan Division."

Policy Value
Your policy value equals the sum of your fixed account, variable account and loan account values. Your policy value reflects:
  The net premium applied to your policy;
  The fees and charges that we deduct;
  Any partial withdrawals you take;
  Interest earned on amounts allocated to the fixed account;
  The investment performance of the funds underlying the sub-accounts of the variable account; and
  Interest earned on amounts held in the loan account.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Investment Options - The Fixed Account, page 12.

Variable Account Value
Your variable account value equals your policy value attributable to amounts invested in the sub-accounts of the variable account.

Determining Values in the Sub-Accounts. The value of the amounts invested in the sub-accounts are measured by accumulation units and accumulation unit values. The value of each sub-account is the accumulation unit value for that sub-account multiplied by the number of accumulation units you own in that sub-account. Each sub-account has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each sub-account varies with the investment performance of its underlying fund. It reflects:
Investment income; Realized and unrealized gains and losses; Fund expenses; Daily mortality and expense risk charges; and Taxes, if any.

A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time.

You purchase accumulation units when you allocate premium or make transfers to a sub-account, including transfers from the loan account.
We redeem accumulation units:
  When amounts are transferred from a sub-account (including transfers to the loan account);
  For the monthly deduction of the periodic fees and charges from your policy value;
  For policy transaction fees;
  When you take a partial withdrawal;
  If you surrender your policy; and
  To pay the death benefit proceeds.

36 - Variable Survivorship

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the sub-account calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your policy value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the sub-accounts goes up or down depending on investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the sub-accounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each sub-account on each valuation date.
We generally set the accumulation unit value for a sub-account at $10 when the sub-account is first opened. After that, the accumulation unit value on any valuation date is:
The accumulation unit value for the preceding valuation date, multiplied by The sub-account's accumulation experience factor for the valuation period.
Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.
We calculate an accumulation experience factor for each sub-account every valuation date as follows:
  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
  We subtract a charge for taxes, if applicable;
  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date; and
  We then subtract the mortality and expense risk charge. The daily charge is 0.002055% (.75% annually) of the accumulation unit value. If the previous day was not a valuation date, this charge is multiplied by the number of days since the last valuation date.

Loan Account Value

When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account and we credit interest to the amount held in the loan account. Your loan account value is equal to your outstanding loan amount plus interest in the loan account. See Special Features and Benefits - Loans, page 38.

In the policy the "loan account" is referred to as the "Loan Division."

Variable Survivorship - 37

Special Features and Benefits
Loans

You may borrow money from us at any time after the first policy month, by using your policy as collateral for the loan. Unless state law requires otherwise, a new loan amount must be at least $100 and the amount you may borrow is limited to the surrender value of your policy minus the monthly periodic fees and charges to your next policy anniversary or the monthly periodic fees and charges for the next thirteen months if you take a loan within thirty days before your next policy anniversary.

Your loan request must be directed to our customer service center. When you request a loan you may specify the investment options from which the collateral for the loan will be taken. If you do not specify the investment options, the collateral for the loan will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 3.00%. Interest which we credit to the loan account becomes part of your loan account value until the next policy anniversary when it is transferred to the investment options according to your most recent allocation instructions.

We also charge interest on loans you take. The annual interest rate charged is 3.75%. Interest accrues daily but is due in arrears on each policy anniversary. If you do not pay the interest when it is due, we add it to your loan amount.

Loan Repayment. You may repay your loan at any time. We assume that payments you make, other than scheduled premium payments, are loan repayments. You must tell us if you want unscheduled payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the sub-accounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a loan:
  If you do not make loan repayments your policy could lapse if your loan amount plus accrued interest is greater than your policy value, less any surrender charges;
  A loan may cause the termination of the death benefit guarantee because we deduct your loan amount plus accrued loan interest from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;
  Taking a loan reduces your opportunity to participate in the investment performance of the sub-accounts and the interest guarantees of the fixed account;

38 - Variable Survivorship

  Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
  Even if you repay your loan, it will have a permanent effect on your policy value;
  If you use the continuation of coverage feature and you have a loan, loan interest continues to accrue and could cause your policy to lapse;
  If you do not repay your loan we will deduct any outstanding loan amount plus accrued loan interest from amounts payable under the policy; and
  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 49.

Transfers

You currently may make an unlimited number of transfers of your variable account value between the sub-accounts and to the fixed account. Transfers are subject to any conditions that we or the funds whose shares are involved may impose, including:

  If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends;
  The minimum amount you may transfer is $100;
  If the amount remaining in the investment option after a transfer will be less than $100, we will transfer the entire amount;
  We may limit the number of transfers or restrict or refuse transfers because of excessive trading, as described below; and
  Any conditions or limits we impose on transfers will generally apply equally to all policy owners. However, we may impose different conditions or limits on third-parties, such as market timing services, acting on behalf of policy owners.

Transfers from the fixed account to the sub-accounts of the variable account may be made only during the first 30 days of each policy year and are limited to the greater of:
25% of your fixed account value at the time of the first such transfer in a policy year; The sum of the amounts transferred and withdrawn from the fixed account during the prior policy year; or $100.

We process all transfers and determine all values in connection with transfers on the next valuation date after we receive your request, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime you have at least $10,000 invested in the sub-account which invests in either the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio (the "source sub-account"), you may elect dollar cost averaging. There is no charge for this feature.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount or percentage of sub-account value from the source sub-account to one or more of the other sub-accounts. We do not permit transfers to the fixed account or the loan account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis.

Variable Survivorship - 39

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps reduce the risk of investing too little when the price of a fund's shares is low. Because you transfer the same dollar amount to the sub-accounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of all premium received during the free look period, dollar cost averaging begins after the end of your free look period.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source sub-account cannot be included in your automatic rebalancing program.
Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on the date:

  You specify;
  Your balance in the source sub-account reaches a dollar amount you set; or
  Your balance in the source sub-account is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source sub-account to the other sub-accounts you have selected.

Automatic Rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. There is no charge for this feature.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source sub-account for your dollar cost averaging program cannot be included in your automatic rebalancing program. You may not include the loan account.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

40 - Variable Survivorship

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the fixed account, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the fixed account.

If you have the death benefit guarantee and you ask for an automatic rebalancing allocation which does not meet the death benefit guarantee diversification requirements, we will notify you and ask you for revised instructions. If you have the death benefit guarantee and you terminate automatic rebalancing, you still must meet the diversification requirements for the guarantee period to continue. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 29.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program.
Excessive Trading. Excessive trading activity can disrupt fund management strategies and increase fund expenses through:
  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the fund's ability to provide maximum investment return to all policy owners.

In response to excessive trading, we may restrict or refuse transfers, or restrict or refuse transfers made through a fax machine, the internet or over the telephone, including transfers made by third-parties, such as market timing services, acting on behalf of policy owners. We will take such actions when we determine, in our sole discretion, that transfers are harmful to the funds or to policy owners as a whole.

We will notify you in writing if we restrict or refuse any transfer because we have determined it to be harmful to the funds or policy owners as a whole.

Conversion to a Guaranteed Policy. During the first two policy years you may permanently convert your policy to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the sub-accounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the sub-accounts of the variable account. We do not charge for this change.

Partial Withdrawals

Beginning in the second policy year (or the first policy year for "in corridor" policies) you may withdraw part of your policy's surrender value. Twelve partial withdrawals are currently allowed each policy year, and a partial withdrawal must be at least $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your surrender value (or for in corridor policies during the first policy year, the amount that would cause your policy to no longer qualify as "in corridor"). If your withdrawal request is for more than the maximum, we will require you to surrender your policy or reduce the amount of the withdrawal.

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A policy is "in corridor" if:
  Under death benefit option 1, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than the amount of your basic insurance coverage; or
  Under death benefit option 2, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your basic insurance coverage plus your policy value.

We charge a partial withdrawal fee of 2.00% of the amount withdrawn, up to $25 for each partial withdrawal. See Transaction Fees and Charges - Partial Withdrawal Fee, page 21.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the sub-accounts of the variable account in the same proportion that your value in each has to your net policy value immediately before the withdrawal. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. However, amounts withdrawn from the fixed account may not exceed the amount of the total withdrawal multiplied by the ratio of your policy value in the fixed account to your net policy value immediately before the partial withdrawal.

Effects of a Partial Withdrawal. We will reduce your policy value by the amount of the partial withdrawal plus the partial withdrawal fee. Your policy value may also be reduced by the amount of a surrender charge if you take a partial withdrawal which decreases your basic insurance coverage.

A partial withdrawal may also cause the termination of the death benefit guarantee because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantee.

Under death benefit option 1, a partial withdrawal will reduce the amount of your basic insurance coverage by the amount of a partial withdrawal unless:
  No more than fifteen years have passed since your policy date;
  The joint equivalent age of the insured people is less than age 81; and
  The amount of the partial withdrawal is less than the greater of 10% of your policy value or 5% of the amount of your basic insurance coverage.

Any amount withdrawn in excess of the greater of 10% of your policy value or 5% of the amount of your basic insurance coverage will reduce the amount of your basic insurance coverage by that excess amount.

Under death benefit option 2, a partial withdrawal will not reduce the amount of your basic insurance coverage.

If a partial withdrawal reduces the amount of basic insurance coverage, the total amount of insurance coverage will also be reduced for the current year and all future years by an equal amount. Therefore, a partial withdrawal can affect the amount of pure insurance protection under the policy.

We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $250,000.
A reduction in the amount of basic insurance coverage as a result of a partial withdrawal will be pro-rated among the existing coverage segments, unless state law requires otherwise.

42 - Variable Survivorship

A partial withdrawal may have adverse tax consequences depending on the circumstances. See TAX CONSIDERATIONS - Tax Status of the Policy, page 48.
Policy Split Option

Under certain circumstances, you may exchange your policy for two single life insurance policies: one on each of the two insured people. The policy split option has insurability requirements which must be met at or before your policy is split. Evidence of insurability is required for a new single life policy where coverage is greater than 50% of your original amount of basic insurance coverage or for an insured person who is subject to certain underwriting ratings.

On the effective date of the policy split, the available death benefit under your policy will be divided between the two new single life insurance policies. You may take less than the maximum death benefit amount available. If the total death benefit for the two new single life insurance policies is less than the total death benefit under the one policy before the split, there may be a surrender charge.

Unless law requires otherwise, you may use the policy split option upon the occurrence of any of the following events:
  There is a dissolution of business conducted or owned by the two insured people;
  Three months following the effective date of a final divorce decree regarding the marriage of the two insured people; or
  There is a change to the federal estate tax law which results in either:

Removal of the unlimited marital deduction provision; or A reduction in the current maximum federal estate tax of at least 50% after your policy date.
You must send us written notice of your election to use the policy split option within 180 days of the eligible event. You must provide satisfactory evidence that the event has occurred.

The effective date of the policy split is the first monthly processing date after we approve it. The insurance coverage under the two individual life insurance policies will start on the effective date of the policy split only if both insured people are alive on that date. If either insured person is not alive on that date, your exchange is void.

All terms and conditions of the new policies apply once your policy is split and they may differ from those of this policy. Consult your new single life insurance policies.

The premium for each new policy will be based on each insured person's age, gender and risk class at the time of the split of your policy. Premium will be due for each new policy under the terms of the new policy. The policy value less any surrender charge due of the old policy will be allocated to the new policies on the effective date in the same proportion that the basic insurance coverage was divided between the two single life insurance policies, unless we agree to a different allocation. If this allocation causes an increase in the basic insurance coverage of either of the new single life policies, we may limit the policy value less any surrender charge due you may apply to each new policy. Remaining surrender value will be paid to you and may be taxable.

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If you have an outstanding policy loan it will be divided and transferred to each new single life insurance policy in the same proportion as your policy value less any surrender charge due is allocated. A remaining loan balance must be paid before the effective date of the policy split. Any person or entity to which you have assigned your policy must agree to the policy split. An assignment of your policy generally will apply to each new single life insurance policy.

If you have a single life term insurance rider on your policy at the date of the policy split, you may have a term insurance rider insuring the same person on the new policy, if that rider is available. Other riders may or may not be available on the new policies and may be subject to proof of insurability.

Exercising the policy split option may be treated as a taxable transaction. Moreover, the two single life insurance policies could be treated as modified endowment contracts.
You may not split your policy into two single life insurance policies if:
The continuation of coverage period has begun; One of the insured people has died; Your grace period has ended and the policy has lapsed; or Your policy has been terminated or surrendered.
You should consult a tax adviser before exercising the policy split option.
Persistency Refund

Where state law permits, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your policy value with a refund of 0.05% of your policy value. This refund is 0.60% of your policy value on an annual basis.

We do not guarantee that we will pay a persistency refund on the fixed account. If we do, however, we will pay it even if your policy is in the continuation of coverage period.

We add the persistency refund to the sub-accounts and fixed account, but not the loan account, in the same proportion that your policy value in each investment option has to your net policy value as of the monthly processing date.

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Termination of Coverage
Your insurance coverage will continue under the policy until you surrender your policy or it lapses.
Surrender

You may surrender your policy for its surrender value at any time after the free look period before the second death of the insured people. Your surrender value is your policy value minus any surrender charge and your outstanding loan amount and accrued loan interest.

In the policy the "surrender value" is referred to as the "Net Cash Surrender Value."
You may take your surrender value in other than one payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy (or lost policy form) at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy.

If you surrender your policy we may deduct a surrender charge. See Transaction Fees and Charges - Surrender Charge, page 21. Surrender of your policy may have adverse tax consequences. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 49.

Lapse
Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
  The no-lapse guarantee is in effect;
  The death benefit guarantee is in effect;
  Your surrender value is enough to pay the periodic fees and charges when due; or
  During the continuation of coverage period, your policy value exceeds your outstanding loan amount plus accrued loan interest.

Grace Period. If on a monthly processing date you do not meet any of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

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We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the second of the insured people dies during the grace period we pay death benefit proceeds to your beneficiaries with reductions for your outstanding loan amount, accrued loan interest and periodic fees and charges owed.

During the early policy years your surrender value may not be enough to cover the periodic fees and charges due each month, and you may need to pay sufficient premium to keep the no-lapse guarantee or the death benefit guarantee in force. See Purchasing a Policy - Premium Payments, page 15.

If your policy lapses, any distribution of policy value may be subject to current taxation. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 49.
Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy (other than the death benefit guarantee) and its riders by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force during the grace period and for at least two months after reinstatement. We will not reinstate your policy if one insured person has died or becomes uninsurable since your policy date. If one insured person was uninsurable at the issue date of your policy and remains uninsurable, we will review the underwriting requirements applicable to each insured person at the time you request reinstatement to determine whether or not your policy may be reinstated. When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your coverage lapsed. If you had a loan existing when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.

A policy that is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. See Distributions Other Than Death Benefits - Modified Endowment Contracts, page 50.

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TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.
Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

We do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed in income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of the guideline premium test as specified in Code. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

We will at all times strive to assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. See TAX CONSIDERATIONS - Tax Treatment of Policy Death Benefits, page 49.

Variable Survivorship - 47

Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 guideline premium test, Internal Revenue Code Section 817(h) requires separate account investments, such as our variable account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each sub-account must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your policy.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over their assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

We believe that the death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

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Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:
  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's value and the investment in the policy;
  Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed; and
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59 ½, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Internal Revenue Code), or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

Variable Survivorship - 49

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first fifteen policy years may be treated in whole or in part as ordinary income subject to tax. Consult a tax adviser to determine whether or not any reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.
Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Other Tax Matters
Policy Loans
In general, interest on a loan will not be deductible. Before taking out a loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is one of the insured persons under the policy. (See Automatic Rider Benefits - Accelerated Death Benefit Rider on page 35 for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy Beyond Age 100

The tax consequences of continuing the policy beyond the policy anniversary nearest the younger insured person's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the policy anniversary nearest the younger insured person's 100th birthday.

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Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy or an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your tax adviser.

Taxation of Policy Splits
The policy split option permits a policy to be split into two other single life policies upon the occurrence of:
Dissolution of business conducted or owned by the joint insureds; A divorce of the joint insureds, or Certain changes in federal estate tax laws.

Using the policy split option could have adverse tax consequences. Before you exercise the policy split option, it is important that you consult with a tax advisor regarding the possible tax consequences.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.
Any increase in your death benefit will cause an increase in your cost of insurance charges.

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Policy Availability and Qualified Plans
Policy owners may use our policies in various arrangements, including:
Qualified plans; Non-qualified deferred compensation or salary continuance plans; Split dollar insurance plans; Executive bonus plans; Retiree medical benefit plans; and Other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

52 - Variable Survivorship

ADDITIONAL INFORMATION
General Policy Provisions
Your Policy
The policy is a contract between you and us and is the combination of:
Your policy; A copy of your original application and applications for benefit increases or decreases; Your riders; Your endorsements; Your policy schedule pages; and Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.
A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.
Age

The age stated in your policy schedule is the joint equivalent age of the insured people we use to issue your policy. The joint equivalent age is the sum of both insured people's ages adjusted for the differences in ages and genders, divided by two and rounded down.

The insured people must each be no more than age 90 at policy issue. The minimum joint equivalent age must be at least 15. The maximum joint equivalent age must be no more than 85. There is no limit on the difference in the insured people's ages. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

The policy anniversary nearest to the younger insured person's 100th birthday, whether or not he/she has survived, is the date used for continuation of coverage purposes.

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We often use age to calculate rates, charges and values. We determine an insured person's age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the policy schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits until the death of the second of the insured people. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive both of the insured people receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there is no surviving primary beneficiaries. If more than one beneficiary survives both insured people, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived both insured people, we pay the death benefit proceeds to you or to your estate, as owner.

You may name new beneficiaries any time before the death of the second of the insured people. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters, page 51.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters, page 51.

Incontestability

After your policy has been in force and both insured people are alive for two years from the policy date and from the effective date of any new coverage segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application.

54 - Variable Survivorship

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if an insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for each insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the death of the second of the insured people, or as otherwise required by law.

Suicide
If either insured person commits suicide (while sane or insane), within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:
The total premium we receive to the time of death; minus Outstanding loan account value plus accrued loan interest; minus Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the second of the insured people commits suicide (while sane or insane), within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and periodic fees and charges which were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also limit the types of premium payments (traveler's checks, for example) or the amount of certain types of premium payments (money orders totaling more than $5,000, for example) that we will accept.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.
Transaction Processing
Generally, within seven days of when we receive all information required to process a payment, we pay:
Death benefit proceeds; Surrender value; Partial withdrawals; and Loan proceeds.

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We may delay processing these transactions if:
  The New York Stock Exchange is closed for trading;
  Trading on the New York Stock Exchange is restricted by the SEC;
  There is an emergency so that it is not reasonably possible to sell securities in the sub-accounts or to determine the value of a sub-account's assets; and
  A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.
We execute transfers among the sub-accounts as of the valuation date of our receipt of your request at our customer service center.
We determine the death benefit as of the date of death of the second of the insured people. The death benefit proceeds are not affected by subsequent changes in the value of the sub-accounts.

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Notification and Claims Procedures
Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for changes to your policy or if you surrender it.

If an insured person dies while your policy is in force, please let us know as soon as possible. If it is the death of the second of the insured people, we will send you instructions on how to make a claim. As proof of an insured person's death, we may require proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative to call our customer service center to:

Make transfers; Change premium allocations; Change your dollar cost averaging and automatic rebalancing programs; Request partial withdrawals; and Request a loan.

56 - Variable Survivorship

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:
Requiring some form of personal identification; Providing written confirmation of any transactions; and Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

Non-participation
Your policy does not participate in the surplus earnings of Security Life of Denver Insurance Company.
Advertising Practices and Sales Literature
We may use advertisements and sales literature to promote this product, including:
  Articles on variable life insurance and other information published in business or financial publications;
  Indices or rankings of investment securities; and
  Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the sub-accounts and funds. Past performance is not indicative of future performance of the sub-accounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain sub-accounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends, and, investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election before the death of the second of the insured people. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of death of the second of the insured people.

The investment performance of the sub-accounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be at least $2,000.

Variable Survivorship - 57

The following settlement options are available:
  Option 1 - The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;
  Option 2 - The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee;
  Option 3 - The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
  Option 4 - The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid; and
  Option 5 - Other options we offer at the time we pay the benefit.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment. Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account which can be accessed through the use of a checking account provided to the beneficiaries. Interest earned on this account may be less than interest paid on other settlement options.

Reports

Annual Statement. We will send you an annual statement once each policy year showing the amount of insurance coverage under your policy as well as your policy's death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.
We send confirmation notices to you throughout the year for certain policy transactions such as partial withdrawals and loans.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the ages and risk classifications of the insured people and other factors such as the amount of insurance coverage, death benefit option, planned premiums and rates of return (within limits) you specify. We may assess a charge not to exceed $25 for each illustration you request after the first in a policy year. See Transaction Fees and Charges - Excess Illustration Fee, page 21.

An example of a personalized illustration is included as Appendix C to this prospectus. This form of illustration is available on request. There may be state-specific product features that make the illustrations applicable to you differ from the form of illustration shown in Appendix C. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our customer service center at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

58 - Variable Survivorship

Legal Proceedings [To be updated by amendment]
The variable account is not a party to any pending legal proceedings.

We are a defendant in various lawsuits and arbitration proceedings in connection with the normal conduct of our insurance operations. In the opinion of management, the ultimate resolution of such litigation/arbitration will not have a material adverse impact to our financial position. It should be noted, however, that a number of financial services companies have been subjected to significant awards in connection with punitive damages claims and we can make no assurances that we will not be subjected to such an award. The defense of pending litigation/arbitration may require the commitment of substantial internal resources and the retention of legal counsel and expert advisers.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.
Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

Variable Survivorship - 59

APPENDIX A
Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0-40	2.50	48	1.97	56	1.46	64	1.22	72	1.11
41	2.43	49	1.91	57	1.42	65	1.20	73	1.09
42	2.36	50	1.85	58	1.38	66	1.19	74	1.07
43	2.29	51	1.78	59	1.34	67	1.18	75 - 90	1.05
44	2.22	52	1.71	60	1.30	68	1.17	91	1.04
45	2.15	53	1.64	61	1.28	69	1.16	92	1.03
46	2.09	54	1.57	62	1.26	70	1.15	93	1.02
47	2.03	55	1.50	63	1.24	71	1.13	94	1.01
								95 +	1.00

Guideline Premium Test Factors - Enhanced

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0-40	2.50	51	1.78	62	1.26	73	1.12	84	1.11
41	2.43	52	1.71	63	1.24	74	1.11	85	1.10
42	2.36	53	1.64	64	1.22	75	1.10	86	1.09
43	2.29	54	1.57	65	1.20	76	1.11	87	1.08
44	2.22	55	1.50	66	1.19	77	1.12	88	1.07
45	2.15	56	1.46	67	1.18	78	1.13	89	1.06
46	2.09	57	1.42	68	1.17	79	1.14	90	1.05
47	2.03	58	1.38	69	1.16	80	1.16	91	1.04
48	1.97	59	1.34	70	1.15	81	1.14	92	1.03
49	1.91	60	1.30	71	1.14	82	1.13	93	1.02
50	1.85	61	1.28	72	1.13	83	1.12	94	1.01
								95 +	1.00

A-1

APPENDIX B

[To be updated by amendment.]

Funds Available Through the Variable Account

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
AIM V.I. Capital Appreciation Fund - Series I	Investment Adviser: AIM Advisors, Inc.	Seeks growth of capital.	Gross: Net:
AIM V.I. Government Securities Fund - Series I	Investment Adviser: AIM Advisors, Inc.	Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.	Gross: Net:
Alger American Growth Portfolio	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management.	Gross: Net:
Alger American Leveraged AllCap Portfolio	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation by investing, under normal circumstances, in the equity securities of companies of any size which demonstrate promising growth potential.	Gross: Net:
Alger American MidCap Growth Portfolio	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on midsize companies with promising growth potential.	Gross: Net:
Alger American Small Capitalization Portfolio	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.	Gross: Net:
American Funds Insurance Series - Growth Fund - Class I			Gross: Net:
American Funds Insurance Series - Growth - Income Fund - Class I			Gross: Net:
American Funds Insurance Series - International Fund - Class I			Gross: Net:

Fidelity® VIP Asset Manager SM Portfolio	Investment Adviser: Fidelity Management & Research Company	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.	Gross: Net:
Fidelity® VIP Growth Portfolio	Investment Adviser: Fidelity Management & Research Company	Seeks to achieve capital appreciation.	Gross: Net:
Fidelity® VIP Index 500 Portfolio	Investment Adviser: Fidelity Management & Research Company Sub-Adviser: Deutsche Asset Management, Inc.	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500).	Gross: Net:
Fidelity® VIP Money Market Portfolio	Investment Adviser: Fidelity Management & Research Company	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Gross: Net:
Fidelity® VIP Overseas Portfolio	Investment Adviser: Fidelity Management & Research Company	Seeks long-term growth of capital.	Gross: Net:
ING Hard Assets Portfolio - Institutional Class *	Investment Adviser: ING Services, Inc. Subadviser: Baring International Investment Limited (an affiliate)	Seeks long-term capital appreciation.	Gross: Net:
ING Marsico Growth Portfolio - Institutional Class *	Investment Adviser: ING Services, Inc. Subadviser: Janus Capital	Seeks capital appreciation.	Gross: Net:
ING MFS Mid Cap Growth Portfolio - Institutional Class *	Investment Adviser: ING Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks long-term growth of capital.	Gross: Net:
ING MFS Total Return Portfolio - Institutional Class *	Investment Adviser: ING Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital.	Gross: Net:
ING Salomon Brothers Investors Portfolio			Gross: Net:
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class *	Investment Adviser: ING Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk.	Gross: Net:

ING T. Rowe Price Equity Income Portfolio - Institutional Class *	Investment Adviser: ING Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks substantial dividend income as well as long-term growth of capital.	Gross: Net:
ING UBS Tactical Asset Allocation Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: UBS Global Asset Management (US) Inc.	Seeks total return, consisting of long-term capital appreciation and current income.	Gross: Net:
ING Van Kampen Comstock Portfolio - Initial Class	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Morgan Stanley Investment Management Inc. d/b/a Van Kampen	Seeks capital growth and income.	Gross: Net:
ING Van Kampen Real Estate Portfolio			Gross: Net:
ING JP Morgan Mid Cap Value Portfolio			Gross: Net:
ING PIMCO Total Return Portfolio			Gross: Net:
ING Salomon Brothers Aggressive Growth Portfolio			Gross: Net:
ING VP Bond Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to maximize total return as is consistent with reasonable risk, through investment in a diversified portfolio consisting of debt securities.	Gross: Net:
ING VP Index Plus LargeCap Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.	Gross: Net:
ING VP Index Plus MidCap Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.	Gross: Net:
ING VP Index Plus SmallCap Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.	Gross: Net:

ING VP Growth Opportunities Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC	Seeks long-term growth of capital.	Gross: Net:
ING VP MagnaCap Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC	Seeks growth of capital, with dividend income as a secondary consideration.	Gross: Net:
ING VP MidCap Opportunities Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC	Seeks long-term capital appreciation.	Gross: Net:
ING VP SmallCap Opportunities Portfolio - Class R Shares	Investment Adviser: ING Investments, LLC	Seeks long-term capital appreciation.	Gross: Net:
INVESCO VIF-Core Equity Fund	Investment Adviser: INVESCO Funds Group, Inc.	Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its assets in common and preferred stock.	Gross: Net:
INVESCO VIF-Health Sciences Fund	Investment Adviser: INVESCO Funds Group, Inc.

Seeks capital growth by normally investing at least 80% of its assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.

Gross: Net:
INVESCO VIF-High Yield Fund	Investment Adviser: INVESCO Funds Group, Inc.	Seeks to provide a high level of current income by investing primarily in bonds and other debt securities.	Gross: Net:
INVESCO VIF-Small Company Growth Fund	Investment Adviser: INVESCO Funds Group, Inc.	Seeks long-term capital growth by normally investing at least 80% of its assets in small-capitalization companies.	Gross: Net:
INVESCO VIF-Total Return Fund	Investment Adviser: INVESCO Funds Group, Inc.

Seeks to provide high total return through both growth and current income by normally investing at least 65% of its assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities.

Gross: Net:
INVESCO VIF-Utilities Fund	Investment Adviser: INVESCO Funds Group, Inc.	Seeks capital growth.	Gross: Net:

Janus Aspen Series Aggressive Growth Portfolio - Service Shares	Investment Adviser: Janus Capital	A nondiversified Portfolio that seeks long-term growth of capital.	Gross: Net:
Janus Aspen Series Growth Portfolio - Service Shares	Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Gross: Net:
Janus Aspen Series International Growth Portfolio - Service Shares	Investment Adviser: Janus Capital	Seeks long-term growth of capital.	Gross: Net:
Janus Aspen Series Worldwide Growth Portfolio - Service Shares	Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Gross: Net:
Neuberger Berman AMT Growth Portfolio	Investment Adviser: Neuberger Berman Management Inc. Subadviser: Neuberger Berman, LLC	Seeks growth of capital by investing mainly in common stock mid-capitalization companies.	Gross: Net:
Neuberger Berman AMT Limited Maturity Bond Portfolio	Investment Adviser: Neuberger Berman Management Inc. Subadviser: Neuberger Berman, LLC

Seeks the highest available current income consistent with liquidity and low risk to principal by investing mainly in investment-grade bonds and other debt securities from U.S. Government and corporate issuers.

Gross: Net:
Neuberger Berman AMT Partners Portfolio	Investment Adviser: Neuberger Berman Management Inc. Subadviser: Neuberger Berman, LLC	Seeks growth of capital by investing mainly in common stock of mid- to large-capitalization companies.	Gross: Net:
Pioneer Mid Cap Value VCT Portfolio - Class I Shares	Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.	Gross: Net:
Pioneer Small Cap Value VCT Portfolio - Class I Shares	Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.	Gross: Net:
Putnam VT Growth and Income Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital growth and current income.	Gross: Net:
Putnam VT New Opportunities Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks long-term capital appreciation.	Gross: Net:

Putnam VT Small Cap Value Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation.	Gross: Net:
Putnam VT Voyager Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation.	Gross: Net:
Van Eck Worldwide Bond Fund	Investment Adviser: Van Eck Associates Corporation	Seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities.	Gross: Net:
Van Eck Worldwide Emerging Markets Fund	Investment Adviser: Van Eck Associates Corporation	Seeks long-term capital appreciation by investing in equity securities in emerging markets around the world.	Gross: Net:
Van Eck Worldwide Hard Assets Fund	Investment Adviser: Van Eck Associates Corporation	Seeks long-term capital appreciation by investing primarily in "hard asset securities."	Gross: Net:
Van Eck Worldwide Real Estate Fund	Investment Adviser: Van Eck Associates Corporation	Seeks high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.	Gross: Net:

* Prior to May 1, 2003 the Service Class of shares of this fund were available through the policy. Effective May 1, 2003 the Institutional Class of fund shares replaced the Service Class of fund shares. Institutional Class shares have 0.25% lower total fund expenses than the Service Class shares, and the effect of this transaction is to give policy owners an investment in the same fund managed by the same investment adviser at a lower cost.

APPENDIX C
Example Personalized Illustration [To be added by amendment.]

C-1

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

  Statement of Additional Information ("SAI") - The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:

  A personalized illustration of policy benefits - A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $25 for each personalized illustration you request after the first each policy year. See Transaction Fees and Charges - Excess Illustration Fee, page 21.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

Customer Service Center
P.O. Box 173888
Denver, CO 80217-3888
1-877-253-5050

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (www.sec.gov) or at the SEC's Public Reference Room in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549-0102. More information about operation of the SEC's Public Reference Room can be obtained by calling 202-942-8090.

1940 Act File No. 811-08292
1933 Act file No. 333-72753

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

SECURITY LIFE SEPARATE ACCOUNT L1 OF SECURITY LIFE OF DENVER INSURANCE COMPANY
Statement of Additional Information dated May 1, 2003
VARIABLE SURVIVORSHIP Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Variable Survivorship prospectus dated May 1, 2003. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Security Life Separate Account L1.

A free prospectus is available upon request by contacting the Security Life of Denver Insurance Company Customer Service P.O. Box 173888 Denver, CO 80217-3888 by calling 1-877-253-5050 or by accessing the SEC's web site at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.
TABLE OF CONTENTS
Page
General Information and History	2
Distribution of the Policies	2
Performance Reporting and Advertising	3
Experts	4
Financial Statements	5
Financial Statements of the Security Life Separate Account L1	S-1
Security Life of Denver Insurance Company	F-1

GENERAL INFORMATION AND HISTORY

Security Life of Denver Insurance Company (the "company," "we," "us," "our") issues the policy described in the prospectus and is responsible for providing each policy's insurance benefits. We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado and an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699.

We established the Security Life Separate Account L1 (the "variable account") on November 3, 1993, as one of our separate accounts under the laws of the State of Colorado for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available sub-accounts of the variable account. Each sub-account invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See "Fees and Charges" in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the sub-accounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

DISTRIBUTION OF THE POLICIES

The company's affiliate, ING America Equities, Inc., serves as the principal underwriter (distributor) for the policies. ING America Equities, Inc. was organized under the laws of the State of Colorado on September 27, 1993 and is registered as a broker/dealer with the SEC and the National Association of Securities Dealers, Inc. We pay ING America Equities, Inc. under a distribution agreement dated May 1, 2002. ING America Equities, Inc.'s principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis.
For the years ended December 31, 2002, 2001 and 2000, the aggregate amount paid to ING America Equities under our distribution agreement was $XX,XXX,XXX, $XX,XXX,XXX and $XX,XXX,XXX, respectively.

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. A description of the manner in which the policies are purchased may be found in the prospectus under the section entitled "Purchasing a Policy."

2

All broker/dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker/dealers, who in turn pay commissions to their agents/registered representatives who sell this policy. We may make loans to agents/registered representatives, or advance commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms, such as interest rate reduction and/or principal forgiveness, that may be conditioned on insurance sales.

The distribution allowance is up to 90% of the first target premium we receive. For premium we receive over your first target premium, the distribution allowance is paid at a significantly lower rate in all later years.

Broker/dealers receive renewal commissions (trails) of up to 0.20% of the average net policy value in policy years five through twenty.

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical performance of the sub-accounts of the variable account and the funds available for investment through the sub-accounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. Such performance information for the sub-accounts will reflect deductions of fund expenses but will not reflect deductions for the fees and charges of the policy or any charges for optional insurance benefits. If the deduction of the policy fees and charges were reflected in the calculations, they would significantly decrease the level of performance shown. We may accompany quotations of performance information for the sub-accounts with performance information for the corresponding funds. Performance information for the funds will take into account all fees and charges applicable at the underlying fund level, but will not reflect any deductions from the corresponding sub-account of the variable account of any policy fees and charges or any charges for optional insurance benefits.

3

Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. We may provide performance information showing total returns and average annual total returns for periods prior to the date a sub-account commenced operation. We will calculate such performance information based on the assumption that the sub-accounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the sub-accounts.

Investment results of the funds will fluctuate over time and any presentation of past performance should not be considered as a representation of what may be achieved in the future.

To help you better understand how your policy's death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the funds of 0% and other percentages not to exceed 12% or on the actual historical experience of the funds as if the sub-accounts had been in existence and a policy issued for the same periods as those indicated for the funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our Customer Service Center at P.O. Box 173888 Denver, CO 80217-3888 or by calling 1-877-253-5050.

We may compare performance of the sub-accounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the sub-accounts, whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services which monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each sub-account in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each sub-account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

EXPERTS
[To be updated by amendment.]

The statements of assets and liabilities of Security Life Separate Account L1 as of December 31, 2002, and the related statements of operations and changes in net assets for each of the three years in the period then ended and the financial statements of Security Life of Denver Insurance Company at December 31, 2002 and 2001, and for each of the two years in the period then ended, appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

4

FINANCIAL STATEMENTS
[To be updated by amendment.]

The financial statements of the variable account reflect the operations of the variable account as of December 31, 2002 and for each of the three years in the period then ended and are audited. The periods covered are not necessarily indicative of the longer term performance of the assets held in the variable account.

The financial statements of the company as of December 31, 2002 and 2001 and for the years then ended are audited. The financial statements of the company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The periods covered are not necessarily indicative of the longer term performance of the company.

The financial statements of the company as of December 31, 2002, and for the year then ended December 31, 2002, have been prepared on the basis of generally accepted accounting principals. The financial statements of the company as of December 31, 2001, and for the year then ended December 31, 2001, have been prepared on the basis of statutory accounting principals.

[Financial statements to be filed by amendment.]

5

FINANCIAL STATEMENTS
For the Years Ended December 31, 2002, 2001 and 2000
Security Life Separate Account L1
of
Security Life of Denver Insurance Company

INDEX
Page
Statements of Assets and Liabilities	S-
Statements of Operations	S-
Statements of Changes in Net Assets	S-
Notes to Financial Statements	S-
Independent Auditor's Report	S-

[To be filed by amendment.]

S-1

FINANCIAL STATEMENTS
For the Years Ended December 31, 2002 and 2001
Security Life of Denver Insurance Company
INDEX
Page
Report of Independent Auditors	F-
Balance Sheets -- Statutory Basis	F-
Statements of Operations -- Statutory Basis	F-
Statements of Changes in Capital and Surplus -- Statutory Basis	F-
Statements of Cash Flows -- Statutory Basis	F-
Notes to Financial Statements -- Statutory Basis	F-

[To be filed by amendment.]

F-1

333-72753	May 2003
Part C
OTHER INFORMATION

Item 27	Exhibits

(a)	(1)

Resolution of the Executive Committee of the Board of Directors of Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(b)	Not Applicable.
(c)	(1)

Security Life of Denver Distribution Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(2)

Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on May 10, 1999; File No. 333-72753.)

(3)

Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 23, 1999; File No. 33-74190.)

(4)

Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on January 30, 2001; File No. 333-50278.)

(5)

Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(6)

Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(7)

First Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(8)

Specimen Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation Schedule. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on March 2, 1998; File No. 33-74190.)

(9)

Specimen Master Sales and Supervisory Agreement with Compensation Schedule. (Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 25, 2000; File No. 33-74190.)

(d)	(1)

Specimen Variable Survivorship Universal Life Insurance Policy (Form No. 2504 (JTVUL)-8/99). (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 25, 2001; File No. 333-72753.)

(2)

Adjustable Term Insurance Rider (Form No. R2003-8/99). (Incorporated herein by reference to Initial Registration to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 22, 1999; File No. 333-72753.)

(3)

Adjustable Term Insurance Rider (Form No. R2007-5/00). (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 29, 2000; File No. 333-72753.)

(4)

Aviation Exclusion Rider (Form No. S-9622). (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)

(5)

Single Life Term Insurance Rider (Insured #1) (Form No. R2004-8/99). (Incorporated herein by reference to Initial Registration to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 22, 1999; File No. 333-72753.)

(6)

Single Life Term Insurance Rider (Insured #2) (Form No. R2005-8/99). (Incorporated herein by reference to Initial Registration to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 22, 1999; File No. 333-72753.)

(7)

Accelerated Death Benefit Rider. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on January 30, 2001; File No. 333-50278.)

(e)	(1)

Specimen Variable Survivorship Life Insurance Application with Binding Limited Life Insurance Coverage Form (Form No. Q-2006-9/97). (Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 22, 1999; File No. 333-72753.)

(2)

Investment Feature Selection Form (Form No. V-153-00 rev. 5/1/02). (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(3)

Investment Feature Selection Form (Form No. V-174-01 rev. 5/1/02). (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(4)

Specimen Application for Life Insurance Fixed and Variable Products (Form No. 110945). (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(f)	(1)

Security Life of Denver’s Restated Articles of Incorporation. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(2)

Amendments to Articles of Incorporation through June 12, 1987. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(3)

Amendments to Articles of Incorporation through November 12, 2001. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(4)

Security Life of Denver's By-Laws. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(5)

Bylaws of Security Life of Denver Insurance Company (Restated with Amendments through September 30, 1997). (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on October 29, 1997; File No. 33-74190.)

(g)	Not Applicable.
(h)	(1)

Participation Agreement by and among AIM Variable Insurance Funds, Inc., Life Insurance Company, on Behalf of Itself and its Separate Accounts and Name of Underwriter of Variable Contracts and Policies. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on March 2, 1998; File No. 33-74190.)

(2)

Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(3)

Sales Agreement by and among Neuberger & Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(4)

Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(5)

Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(6)

Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(7)

Participation Agreement between Van Eck Investment Trust and the Trust’s investment adviser, Van Eck Associates Corporation, and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(8)

Participation Agreement among Security Life of Denver Insurance Company, The GCG Trust and Directed Services, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(9)

Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(10)

Participation Agreement among Security Life of Denver Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Investments, LLC. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(11)

Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 333-50278.)

(12)

Participation Agreement among Security Life of Denver Insurance Company, ING Partners, Inc., ING Life Insurance and Annuity Company, and ING Financial Advisers, LLC. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(13)

Participation Agreement among Security Life of Denver Insurance Company, ING Variable Portfolios, Inc. and ING Funds Distributor, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(14)

Participation Agreement among Security Life of Denver Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(15)

Participation Agreement among Security Life of Denver Insurance Company, ING VP Bond Portfolio and ING Funds Distributor, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(16)

First Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck Investment Trust and Van Eck Associates Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on March 2, 1998; File No. 33-74190.)

(17)

Second Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on March 2, 1998; File No. 33-74190.)

(18)

Assignment and Modification Agreement between Neuberger & Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on March 2, 1998; File No. 33-74190.)

(19)

First Amendment to Participation Agreement by and among The Alger American Fund, Fred Alger Management, Inc., Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(20)

First Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(21)

Second Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(22)

First Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(23)

Second Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(24)

First Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(25)

Third Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)

(26)

Third Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)

(27)

Fourth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(28)

Fourth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(29)

Amendment No. 2 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(30)

Fourth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Investment Funds, Inc. and INVESCO Funds Group, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(31)

Amendment No. 3 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(32)

Fifth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(33)

Fifth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(34)

Amendment No. 4 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 29, 2000; File No. 333-72753.)

(35)

Sixth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(36)

Sixth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(37)

Fifth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 29, 2000; File No. 333-72753.)

(38)

Seventh Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 25, 2000; File No. 33-74190.)

(39)

Seventh Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on October 13, 2000; File No. 33-74190.)

(40)

Eighth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on October 13, 2000; File No. 33-74190.)

(41)

Addendum to Fund Participation Agreement among Security Life of Denver Insurance Company, Neuberger Berman Advisers Management Trust, Advisers Managers Trust and Neuberger Berman Management Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on October 13, 2000; File No. 33-74190.)

(42)

Fund Participation Agreement between Janus Aspen Series and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on October 13, 2000; File No. 33-74190.)

(43)

Amendment to Janus Aspen Series Fund Participation Agreement. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on January 30, 2001; File No. 333-50278.)

(44)

Amendment No. 5 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on January 30, 2001; File No. 333-50278.)

(45)

Amendment to Participation Agreement among Security Life of Denver Insurance Company, The GCG Trust and Directed Services, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on January 30, 2001; File No. 333-50278.)

(46)

Sixth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(47)

Eighth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(48)

Ninth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(49)

Amendment to Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(50)

Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on November 15, 2001; File No. 333-73464.)

(51)

Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on November 15, 2001; File No. 333-73464.)

(52)

Form of Amendment to Participation Agreement among Security Life of Denver Insurance Company, The GCG Trust and Directed Services, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(53)

Amendment to Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(54)

Second Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(55)

Third Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(56)

Amendment No. 1 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(57)

Amendment to Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(58)

Addendum to Alger Sales Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(59)

Amendment No. 6 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(60)

Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(61)

Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(62)

Seventh Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(63)

Amendment to Janus Aspen Series Fund Participation Agreement. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(64)

Amendment to Participation Agreement among Security Life of Denver Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(65)

Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(66)

Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(67)

Amendment to Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(68)

Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(69)

Amendment to Participation Agreement among ING Variable Products Trust, ING Funds Distributor, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(70)

Amendment to Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, L.P. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(71)

Service Agreement between Fred Alger Management, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(72)

Expense Allocation Agreement between A I M Advisors, Inc., AIM Distributors, Inc. and Security Life of Denver. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)

(73)

i) Amendment No. 1 to Expense Allocation Agreement between AIM Advisors, Inc., A I M Distributors, Inc. and Security Life of Denver. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(74)

Service Agreement between INVESCO Funds Group, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)

(75)

i) First Amendment to Service Agreement between Security Life of Denver Insurance Company and INVESCO Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(76)

ii) Amendment to Service Agreement between Security Life of Denver Insurance Company and INVESCO Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(77)

Service Agreement between Neuberger & Berman Management Incorporated and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)

(78)

Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(79)

Side Letter between Van Eck Worldwide Insurance Trust and Security Life of Denver. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)

(80)

Distribution and Shareholder Services Agreement between Janus Distributors, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 33-74190.)

(81)

Administrative and Shareholder Service Agreement between Directed Services, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 33-74190.)

(82)

Administrative and Shareholder Service Agreement between ING Pilgrim Group, LLC and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(83)

Amendment to Administrative and Shareholder Services Agreement between Security Life of Denver Insurance Company and ING Funds Services, LLC. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(84)

Letter of Agreement between Security Life of Denver and Janus Capital Corporation. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-73464.)

(85)

Service Agreement with Investment Advisor between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

(86)

Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(87)

Amendment to Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)

(i)	Not Applicable.

(j)	Not Applicable.

(k)	Opinion and Consent of Counsel. (To be filed by amendment.)

(l)	Actuarial Opinion and Consent. (To be filed by amendment.)

(m)	Not Applicable.

(n)	Consent of Independent Auditors. (To be filed by amendment.)

(o)	All financial statements are included in the Statement of Additional Information, as indicated therein.

(p)

Document setting forth administrative procedures to be followed by Security Life of Denver Insurance Company for Purchase, Redemption, Transfer, and Conversion. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on May 10, 1999; File No. 333-72753.)

(q)	Not Applicable.

(r)

Powers of Attorney. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-50278.)

Item 28	Directors and Officers of the Depositor
Name and Principal Business Address	Positions and Offices with Depositor
Keith Gubbay, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director, President and Chief Executive Officer
P. Randall Lowery, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director
Thomas J. McInerney, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director
Chris D. Schreier, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director, Senior Vice President and Chief Financial Officer
Mark A. Tullis, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director
Paul R. Bell, III, 1290 Broadway, Denver, CO 80203	Senior Vice President
James R. Gelder, 20 Washington Avenue South, Minneapolis, MN 55401.	Senior Vice President
Shaun P. Mathews, 151 Farmington Avenue, Hartford, CT 06156	Senior Vice President
Stephen J. Preston, 1475 Dunwoody Drive, West Chester, PA 19380	Senior Vice President
Jacques de Vaucleroy, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Senior Vice President
Cheryl L. Price, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Vice President and Chief Accounting Officer
Paula Cludray-Engelke, 20 Washington Avenue South, Minneapolis, MN 55401	Secretary

Item 29	Persons Controlled by or Under Common Control with the Depositor or the Registrant
Incorporated herein by reference to Exhibit 99-B.16 to Registration Statement on Form N-4 (File No. 333-85326), as filed on April 1, 2002 for ReliaStar Life Insurance Company of New York.

Item 30	Indemnification (To be updated by amendment)

Section 7-109-107 of the Colorado Revised Statutes (the "CRS") provides that a corporation may provide indemnification of or advance expenses to a "director" (defined as an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign corporation or other person or of an employee benefit plan and includes, unless the context requires otherwise, the estate or personal representative of a director) only as permitted by Sections 7-109-102 to 7-109-106, inclusive, of the CRS. These statutes provide in general that Colorado corporations shall, except to the extent that their articles of incorporation expressly provide otherwise, indemnify their directors against "liability" (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to a proceeding) when (1) a determination is made pursuant to Section 7-109-102 that the party seeking indemnification has met the standard of conduct set forth in Section 7-109-102; or (2) a court has determined that indemnification is appropriate pursuant to Section 7-109-105. Under Section 7-109-106, the determination of and authorization for indemnification are made (1) by the disinterested directors, as defined in Section 7-109-106(2)(a); (2) by independent counsel as defined in Section 7-109-106(3)(a); or (3) by the shareholders. Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel. Also, Section 7-109-103 provides that a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he was a director of the corporation. Pursuant to Section 7-109-102(4), in the case of a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in the case of any other proceeding in which the director was adjudged liable on the basis that he received an improper personal benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

Pursuant to Section 7-109-108, a corporation may procure indemnification insurance on behalf of an individual who was a director of the corporation. Consistent with the statute, ING Groep N.V. has procured insurance from Lloyd's of London and several major United States and international excess insurers for its director and officers and the directors and officers of its subsidiaries, including the Depositor.

Section XVIII of the ING America Equities, Inc. (INGAE) Distribution Agreement provides the INGAE will indemnify and hold harmless certain persons against any loss, damage, claim or expenses (including legal fees) incurred by such person if he is made a party or is threatened to be made a party to a suit or proceeding because he was an officer, director or employee of INGAE, as long as he acted in good faith on behalf of INGAE and in a manner reasonably believed to be within the scope of his authority. An additional condition requires that no person shall be entitled to indemnity if his loss, damage, claim or expense was incurred by reason of his gross negligence or willful misconduct.

Item 31	Principal Underwriters
(a)

Other Activity. ING America Equities, Inc., the principal underwriter for the policies, is also the principal underwriter for policies issued by ReliaStar Life Insurance Company of New York, ReliaStar Life Insurance Company and Southland Life Insurance Company.

(b)	Management of ING America Equities, Inc.
Name and Principal Business Address	Positions and Offices with Underwriter
Daniel P. Mulheran, 20 Washington Avenue South, Minneapolis, MN 55401	Director, President and Chief Executive Officer
Mark A. Smith, 1290 Broadway, Denver, CO 80203	Director, Vice President
Pamela S. Anson, 2001 21st Avenue, N.W. Minot, ND 58703	Vice President
Anita F. Woods, 5780 Powers Ferry Road, Atlanta, GA 80203	Financial Operations Officer and Chief Financial Officer
Relda A. Fleshman, 1290 Broadway, Denver, CO 80203	Chief Legal Officer
Beth G. Shanker, 1290 Broadway, Denver, CO 80203	Chief Compliance Officer
Paula Cludray-Engelke, 20 Washington Avenue South, Minneapolis, MN 55401	Secretary
Eric G. Banta, 1290 Broadway, Denver, CO 80203	Assistant Secretary
(c)	Compensation From the Registrant. (To be filed by amendment)
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	2002 Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation*
ING America Equities, Inc.	$	$ 0	$ 0	$ 0
*	Compensation shown in column 5 includes: (To be filed by amendment)

Item 32	Location of Accounts and Records

Accounts and records are maintained by Security Life of Denver Insurance Company at 1290 Broadway, Denver, CO 80203-5699 and by ING Americas Finance Shared Services, an affiliate, at 5780 Powers Ferry Road, NW, Atlanta, GA 30327.

Item 33	Management Services
None.
Item 34	Fee Representations

Security Life of Denver Insurance Company represents that the fees and charges deducted under the variable life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Security Life of Denver Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant, Security Life Separate Account L1, has duly caused this Post-Effective Amendment No. 7 to this Registration Statement on Form N-6 (File No. 333-72753) to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 24th day of February, 2003.

SECURITY LIFE SEPARATE ACCOUNT L1
(Registrant)

By: SECURITY LIFE OF DENVER INSURANCE COMPANY
(Depositor)

By:	Keith Gubbay*
President
(principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities indicated and on the date indicated.

Signature	Title

Keith Gubbay*	Director and President
Keith Gubbay	(principal executive officer)

Thomas J. McInerney*	Director
Thomas J. McInerney

Randy Lowery*	Director
P. Randall Lowery

Mark A. Tullis*	Director
Mark A. Tullis

Chris Schreier*	Director, Sr. Vice President and Chief Financial Officer
Chris Schreier	(principal financial officer)

Cheryl Price*	Vice President and Chief Accounting Officer
Cheryl Price	(principal accounting officer)

By:	/s/ J. Neil McMurdie
J. Neil McMurdie
*Attorney-in-Fact
February 20, 2003

SECURITY LIFE SEPARATE ACCOUNT L1
EXHIBIT INDEX

Exhibit No.	Exhibit

[To be filed by amendment]